UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21043

                          Pioneer High Income Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  March 31


Date of reporting period:  April 1, 2017 through September 30, 2018


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                        Pioneer High
                        Income Trust

--------------------------------------------------------------------------------
                        Semiannual Report | September 30, 2018
--------------------------------------------------------------------------------

                        Ticker Symbol:   PHT

                        [LOGO]   Amundi Pioneer
                                 ==============
                               ASSET MANAGEMENT
                        visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Schedule of Investments                                                       13

Financial Statements                                                          39

Notes to Financial Statements                                                 45

Additional Information                                                        64

Approval of Investment Management Agreement                                   67

Trustees, Officers and Service Providers                                      72

                       Pioneer High Income Trust | Semiannual Report | 9/30/18 1

President's Letter

Through the third quarter of 2018, the U.S. stock market, as measured by the Standard & Poor's 500 Index (the S&P 500), has returned more than 10%, while bond markets, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, have been negative, returning -1.6%.

The momentum in the equity market has been driven by several factors, including overall positive corporate earnings reports and a strong U.S. economy. U.S. gross domestic product (GDP) growth exceeded 4% in the second quarter of 2018 and was expected to top 3% once again in the third quarter. The low unemployment rate has continued, with initial jobless claims hitting a multi-decade low and consumer and small-business confidence achieving levels not seen in many years.

Despite the good economic news, and even though wages have been rising, inflation expectations have not risen significantly. For its part, the U.S. Federal Reserve System (the Fed) continued with its tightening of monetary policy by raising interest rates in September, the third such increase during this calendar year, and has been moving forward with the tapering of its balance sheet, a process which began in October 2017.

Across the fixed-income space, rising interest rates have helped drive down the returns of some asset classes, such as U.S. Treasuries. However, strong corporate earnings and higher oil prices have propelled high-yield bonds well into positive territory through the first nine months of the year. In addition, higher rates have contributed to positive year-to-date returns for floating-rate instruments such as bank loans, while structured sectors, including asset-backed securities (ABS) and mortgage-backed securities (MBS), have generally outperformed Treasuries. Agency MBS, in particular, have performed well as the housing market has continued to show strength, even with both interest rates and home prices moving upward.

Despite the generally positive returns, market volatility has increased this year compared with 2017. The aforementioned rising interest rates have been one reason, while the uncertainty surrounding U.S. trade policy has, at times, also led to unsettled markets. Of course, in today's global economy, risk factors extend well beyond U.S. borders, and investors have grappled with various issues on the international front in recent months, including a lack of progress in the United Kingdom's Brexit negotiations, concerns about the budgetary policies of the populist Italian government, and the potential impact of Turkey's economic challenges on European banks. Moreover, while trade tensions between the U.S. and Europe have moderated, proposed higher tariffs on Chinese imports could have a negative impact on that country's economy and, by extension, on its Asian trade partners.

2 Pioneer High Income Trust | Semiannual Report | 9/30/18

As we enter the final quarter of 2018, however, we remain cautious on the equity markets. While we are constructive on our view of U.S. stocks and the overall economy, the previously mentioned risk factors and increased volatility are concerns that may overtake that constructive view.

In fixed income, we have taken a more cautious approach in our core portfolios with regard to credit-sensitive debt, as those investments appear more susceptible to what we believe could be a less-benign credit environment going forward, due in part to increased leverage within the investment-grade and bank-loan market segments. We believe that structured credit sectors, including agency MBS, non-agency MBS, and ABS, may offer investors more attractive relative value, given solid U.S. housing market and consumer fundamentals. Agency MBS and high-quality, non-agency MBS may also offer lower downside volatility and stronger credit protections relative to their quality ratings. In addition, as interest rates have risen, we find that short- and intermediate-term Treasuries have become more attractive.

We believe this year's market fluctuations as well as increased risk factors within the global economy have served to remind investors of the importance of active management. Since 1928, active management has been the foundation of Amundi Pioneer's investment approach. We believe active management is especially important during periods of volatility, and that our shareowners can benefit from the experience and tenure of our investment teams, who work collaboratively to make active and informed decisions across our funds.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
September 30, 2018

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                       Pioneer High Income Trust | Semiannual Report | 9/30/18 3

Portfolio Management Discussion | 9/30/18

In the following interview, Andrew Feltus discusses the factors that affected the performance of Pioneer High Income Trust during the six-month period ended September 30, 2018. Mr. Feltus, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer), is responsible for the daily management of the Trust. He is assisted by Matthew Shulkin, a vice president and portfolio manager at Amundi Pioneer.(1)

Q How did the Trust perform during the six-month period ended September 30, 2018?

A Pioneer High Income Trust returned 2.25% at net asset value (NAV) and 2.79% at market price during the six-month period ended September 30, 2018. During the same six-month period, the Trust's benchmark, the ICE Bank of America Merrill Lynch U.S. High Yield Index (the ICE BofA ML Index), returned 3.46% at NAV. The ICE BofA ML Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. Unlike the Trust, the ICE BofA ML Index does not use leverage. While the use of leverage increases investment opportunity, it also increases investment risk.

     During the same six-month period, the average return at NAV of the 54 closed end funds in Morningstar's High Yield Bond Closed End Funds category (which may or may not be leveraged) was 2.93%, and the average return (at market price) of the 54 closed end funds in the same Morningstar category was 2.77%.

     The shares of the Trust were selling at a 10.3% discount to NAV at the end of the six-month period. Comparatively, the shares of the Trust were selling at a 10.7% discount to NAV on March 31, 2018.

     On September 30, 2018, the standardized 30-day SEC yield of the Trust's shares was 8.15%*.

Q How would you describe the investment environment for high-yield debt during the six-month period ended September 30, 2018?

A While the interest-rate environment provided a headwind for bond investors, credit-market sentiment generally remained positive, bolstered by solid economic growth, strong corporate profits, and supportive tax legislation.

(1)  Mr. Shulkin became a portfolio manager of the Trust effective October 2017.

* The 30-day SEC yield is a standardized formula that is based on the hypothetical annualized earning power (investment income only) of the Trust's portfolio securities during the period indicated.


4 Pioneer High Income Trust | Semiannual Report | 9/30/18

Against a strong fundamental backdrop, the focus of the fixed-income markets remained largely on the pace of efforts by the U.S. Federal Reserve System (the
Fed) to return interest rates to more historically normal levels. Uncertainty about U.S. trade policy would raise some concerns and lead to bouts of market volatility throughout the period. Nonetheless, with inflation hovering around its 2% target and more than 80% of Standard & Poor's 500 companies reporting second-quarter earnings that beat expectations, the Fed began to sound a more hawkish tone as the period progressed.

At its June 13 meeting, the Fed increased the upper band of the target range for its benchmark overnight lending rate from 1.75% to 2.00%. Treasury yields then rose ahead of the Fed's September 25 meeting, as encouraging data in such areas as employment, retail sales, industrial production, and consumer confidence boosted expectations for two additional rate hikes before the end of 2018. At its September meeting, the Fed raised the federal funds rate to 2.25%, while signaling the likelihood of another 0.25% hike in December.

Yields rose along the length of the U.S. Treasury curve over the six-month period ended September 30, 2018, and the curve flattened as shorter maturities felt the most impact from the yield increases. To illustrate, the two-year Treasury yield rose by 54 basis points (bps) over the period, from 2.27% to 2.81%, the five-year yield rose by 38 bps, from 2.56% to 2.94%, and the 10-year yield rose by 31 bps, from 2.74% to 3.05%. (A basis point is equal to 1/100th of one percent.)

While returns for most fixed-income asset classes were flat-to-negative over the six-month period, despite the rise in Treasury yields, high-yield corporate bonds ended up with returns in firmly positive territory. The yield advantage, or spread, provided by high-yield corporates over U.S. Treasuries narrowed modestly over the period. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.) Strong profit growth, lower corporate taxes, and firm energy prices helped maintain a low default rate by historical standards, supporting tighter high-yield spreads. Within the high-yield market, lower-rated issues generally outperformed higher-rated credits. For example, CCC-rated bonds outperformed BB-rated bonds. Positive returns were, however, generally based on the coupon (or yield) element of those securities, as high-yield bond prices declined modestly over the course of the full six months.

                       Pioneer High Income Trust | Semiannual Report | 9/30/18 5

Q What factors affected the Trust's performance relative to its benchmark, the BofA ML Index, during the six-month period ended September 30, 2018?

A In broad terms, the Trust's relatively conservative positioning acted as the primary constraint on benchmark-relative returns over the six-month period. In that vein, the portfolio was underweight to the lower-quality CCC-rated segment, which, as noted previously, was the top-performing area of the high-yield corporate bond market for the six months. In addition, the Trust held modest allocations to cash and floating-rate bank loans that were designed to buffer performance in a rising-rate environment. Returns for both cash and loans lagged compared with the high-yield market during the period, and weighed on the Trust's benchmark-relative returns.

     The Trust's short-duration stance compared with the benchmark boosted relative performance, as yields rose along most of the Treasury curve over the six months. (Duration is measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)

     Security selection within high yield, in aggregate, also aided the Trust's benchmark-relative performance during the period. While health care issues lagged overall, the Trust's security selection results within the sector contributed positively to benchmark-relative returns. Within health care, a portfolio underweighting of hospitals and an overweighting of pharmaceutical companies proved beneficial for the Trust's relative results. In particular, the debt of drug company Bausch Health (formerly Valeant Pharmaceuticals) was a positive performance contributor. Investor sentiment with respect to Bausch's debt continued to improve as a new management team showed progress on addressing the company's high debt level, which had been accumulated during a string of acquisitions, while taking steps to move the firm toward a more sustainable business model.

     Selection results within telecommunication services benefited the Trust's benchmark-relative returns during the period. In the sector, the performance of Sprint's bonds was boosted by the prospect of a merger with T-Mobile, while the debt of both CenturyLink and Frontier Communications also performed well based on their outlooks for reduced debt and improved cash flow. Those positive contributions more than offset the negative impact on the Trust's benchmark-relative performance of a position in Windstream Holdings, which faced legal opposition from bondholders who objected to a previous split of Windstream into two companies. Security selection within financials was another positive contributor to the Trust's benchmark-relative performance over the period.

6 Pioneer High Income Trust | Semiannual Report | 9/30/18

     While the Trust's overall underweight to retailers aided benchmark-relative performance, an overweight position in PetSmart detracted from relative returns. PetSmart's bondholders were skeptical of the company's strategy in the wake of its recent acquisition of an eCommerce competitor. In addition, a portfolio position in Diebold Nixdorf, a global provider of automated teller and point-of-sale technologies and servicing, detracted from the Trust's benchmark-relative performance. Sentiment with respect to Diebold's debt declined on a soft second-quarter earnings report as well as concerns about the company's liquidity in the wake of a recent acquisition.

Q Did the Trust's yield, or dividend distributions to shareholders change during the six months ended September 30, 2018?

A The Trust's dividend** remained stable during the six-month period. While the rise in Treasury yields over the period tended to increase the Trust's income generation, that positive factor was offset by an accompanying narrowing in credit spreads.

Q How did the level of leverage in the Trust change during the six-month period ended September 30, 2018?

A    The Trust employs leverage through a credit agreement (See Note 7).

     At the end of the six-month period ended September 30, 2018, 29.3% of the Trust's total managed assets were financed by leverage, or borrowed funds, compared with 28.9% of the Trust's total managed assets financed by leverage at the start of the period on April 1, 2018. The absolute amount of funds borrowed by the Trust did not change. The increase in the percentage of leveraged funds was the result of depreciation in the values of the Trust's holdings.

Q Did the Trust have any investments in derivative securities during the six-month period ended September 30, 2018? If so, did the investments have a material effect on the Trust's performance?

A Yes, the Trust had investments in forward foreign currency transactions during the period, which had a slight positive impact on benchmark-relative performance.

Q    What is your investment outlook?

A In our view, credit fundamentals remain supportive of high yield as an asset class. Economic growth and corporate earnings remain strong. Unemployment is low, wages have been trending modestly higher, and consumer balance sheets are sound in aggregate. In addition, high-yield

**   Dividends are not guaranteed.

                       Pioneer High Income Trust | Semiannual Report | 9/30/18 7 issuance has, for the most part, shown restraint with respect to lower-rated deals in the CCC-quality range, as well as deals designed to finance large leveraged buyouts or special dividends.

     At the same time, high-yield valuations are relatively elevated, as reflected in meaningfully tight spreads by historical standards. As a result, the Trust ended the period positioned somewhat defensively with respect to credit risk, with below-benchmark exposure to the lowest-rated segments of the high-yield market. The Trust's portfolio was also positioned conservatively with respect to interest-rate risk, with meaningful positions in both cash and floating-rate bank loans. The cash position is also designed to provide liquidity in the event of a widening of spreads or a rise in interest rates that leads to a more attractive entry point for purchases in the high-yield market.

     We are prepared to adjust the Trust's credit profile in response to changing market and economic conditions. As always, we will focus on intensive credit research when picking the Trust's investments, by examining the fundamentals and risks associated with each individual security.

Please refer to the Schedule of Investments on pages 13-38 for a full listing of Trust securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk.

The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

When interest rates rise, the prices of fixed-income securities in the Trust will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Trust will generally rise.

Investments in the Trust are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

The Trust may invest up to 50% of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a price reflective of their value at the times when the Trust believes it is desirable to do so, and the market price of illiquid securities is generally more volatile than that of more liquid securities.

8 Pioneer High Income Trust | Semiannual Report | 9/30/18

Illiquid securities are also more difficult to value and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

The Trust employs leverage through a credit agreement. Leverage creates significant risks, including the risk that the Trust's incremental income or capital appreciation for investments purchased with the proceeds of leverage will not be sufficient to cover the cost of leverage, which may adversely affect the return for shareowners.

The Trust is required to meet certain regulatory and other asset coverage requirements in connection with its use of leverage. In order to maintain required asset coverage levels, the Trust may be required to reduce the amount of leverage employed by the Trust, alter the composition of its investment portfolio or take other actions at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to shareowners over time, which is likely to result in a decrease in the market value of the Trust's shares.

These risks may increase share price volatility.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                       Pioneer High Income Trust | Semiannual Report | 9/30/18 9

Portfolio Summary | 9/30/18

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investments)**

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Corporate Bonds                                                           82.5%
U.S. Government and Agency Obligations                                     5.9%
Senior Secured Floating Rate Loan Interests                                5.0%
Convertible Corporate Bonds                                                2.3%
Preferred Stocks                                                           1.6%
Convertible Preferred Stocks                                               1.6%
Foreign Government Bonds                                                   0.6%
Commercial Mortgage-Backed Securities                                      0.3%
Asset Backed Securities                                                    0.1%
Collateralized Mortgage Obligations                                        0.1%
Currency Put Options Purchased                                             0.0%+
Common Stocks                                                              0.0%+
Rights/Warrants                                                            0.0%+

* Includes investments in Insurance-Linked Securities totaling 2.4% of investments.

+    Amount rounds to less than 0.1%.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)**

 1. U.S. Treasury Bills, 10/11/18                                                     3.79%
-------------------------------------------------------------------------------------------
 2. U.S. Treasury Bills, 10/18/18                                                     2.03
-------------------------------------------------------------------------------------------
 3. Hanover Insurance Corp., 7.625%, 10/15/25                                         1.45
-------------------------------------------------------------------------------------------
 4. Meritor, Inc., 7.875%, 3/1/26                                                     1.15
-------------------------------------------------------------------------------------------
 5. Liberty Mutual Group, Inc., 10.75% (3 Month USD LIBOR + 712 bps), 6/15/58 (144A)  1.10
-------------------------------------------------------------------------------------------
 6. Bank of America Corp., 7.25%                                                      1.03
-------------------------------------------------------------------------------------------
 7. Calpine Corp., 5.75%, 1/15/25                                                     0.96
-------------------------------------------------------------------------------------------
 8. Hercules LLC, 6.5%, 6/30/29                                                       0.95
-------------------------------------------------------------------------------------------
 9. Basell Finance Co. BV, 8.1%, 3/15/27 (144A)                                       0.95
-------------------------------------------------------------------------------------------
10. Calumet Specialty Products Partners LP / Calumet Finance Corp., 6.5%, 4/15/21     0.91
-------------------------------------------------------------------------------------------

** Excludes temporary cash investments and all derivative contracts except for options purchased. The Trust is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

10 Pioneer High Income Trust | Semiannual Report | 9/30/18

Prices and Distributions | 9/30/18

Market Value per Share^
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                         9/30/18                     3/31/18
--------------------------------------------------------------------------------
          Market Value                    $9.26                       $9.39
--------------------------------------------------------------------------------
            Discount                      (10.3)%                     (10.7)%
--------------------------------------------------------------------------------

Net Asset Value per Share^
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                         9/30/18                     3/31/18
--------------------------------------------------------------------------------
         Net Asset Value                  $10.32                      $10.52
--------------------------------------------------------------------------------

Distributions per Share: 4/1/18 - 9/30/18
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              Net Investment           Short-Term                Long-Term
                  Income              Capital Gains            Capital Gains
--------------------------------------------------------------------------------
                  $0.3900                 $ --                     $ --
--------------------------------------------------------------------------------

Yields
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                         9/30/18                     3/31/18
--------------------------------------------------------------------------------
      30-Day SEC Yield                    8.15%                       8.01%
--------------------------------------------------------------------------------

The data shown above represents past performance, which is no guarantee of future results.

^ Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday. Net asset value and market value are published daily on the Trust's website at www.amundipioneer.com.

                      Pioneer High Income Trust | Semiannual Report | 9/30/18 11

Performance Update | 9/30/18

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, including reinvestment of dividends and distributions, of a $10,000 investment made in common shares of Pioneer High Income Trust during the periods shown, compared to that of the ICE BofA ML U.S. High Yield Index.

Average Annual Total Returns
(As of September 30, 2018)
--------------------------------------------------------------------------------
              Net                          ICE BofA
              Asset                        ML U.S.
              Value          Market        High Yield
Period        (NAV)          Price         Index
--------------------------------------------------------------------------------
10 years      9.98%          10.43%        9.38%
5 years       4.02           (2.21)        5.54
1 year        3.18            0.25         2.94
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

              Pioneer High   ICE BofA ML US
              Income Trust   High Yield Index
9/08          $10,000        $10,000
9/09          $15,700        $12,235
9/10          $21,062        $14,501
9/11          $23,755        $14,692
9/12          $29,936        $17,475
9/13          $30,159        $18,715
9/14          $33,256        $20,068
9/15          $22,599        $19,352
9/16          $25,954        $21,832
9/17          $26,902        $23,811
9/18          $26,971        $24,510

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV, due to such factors as interest rate changes and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Shares of closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are bought and sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per common share is total assets less total liabilities, which include preferred shares or borrowings, as applicable, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained through open-market purchases under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the sale of Trust shares. Had these fees and taxes been reflected, performance would have been lower.

The ICE Bank of America Merrill Lynch U.S. High Yield Index is an unmanaged, commonly accepted measure of the performance of high yield securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. The Index does not employ leverage. It is not possible to invest directly in the Index.

12 Pioneer High Income Trust | Semiannual Report | 9/30/18

Schedule of Investments | 9/30/18 (unaudited)

----------------------------------------------------------------------------------------------------------
 Shares                                                                                     Value
----------------------------------------------------------------------------------------------------------
                              UNAFFILIATED ISSUERS -- 139.9%
                              COMMON STOCKS -- 0.0%+ of Net Assets
                              CAPITAL GOODS -- 0.0%+
                              Construction & Engineering -- 0.0%+
         1,307,384(a)         Abengoa SA, Class B                                           $       15,181
                                                                                            --------------
                              Total Capital Goods                                           $       15,181
----------------------------------------------------------------------------------------------------------
                              ENERGY -- 0.0%+
                              Coal & Consumable Fuels -- 0.0%+
                16(a)         Contura Energy, Inc.                                          $        1,268
----------------------------------------------------------------------------------------------------------
                              Oil & Gas Exploration & Production -- 0.0%+
               932(a)         Midstates Petroleum Co., Inc.                                 $        8,304
            40,561(a)         PetroQuest Energy, Inc.                                                3,468
                                                                                            --------------
                                                                                            $       11,772
                                                                                            --------------
                              Total Energy                                                  $       13,040
----------------------------------------------------------------------------------------------------------
                              HEALTH CARE EQUIPMENT & SERVICES -- 0.0%+
                              Health Care Technology -- 0.0%+
           244,563^(a)        Medical Card System, Inc.                                     $        2,446
                                                                                            --------------
                              Total Health Care Equipment & Services                        $        2,446
----------------------------------------------------------------------------------------------------------
                              RETAILING -- 0.0%+
                              Computer & Electronics Retail -- 0.0%+
            68,241^(a)        Targus Cayman SubCo., Ltd.                                    $      141,941
                                                                                            --------------
                              Total Retailing                                               $      141,941
----------------------------------------------------------------------------------------------------------
                              TOTAL COMMON STOCKS
                              (Cost $1,431,023)                                             $      172,608
----------------------------------------------------------------------------------------------------------
                              CONVERTIBLE PREFERRED STOCKS --
                              2.3% of Net Assets
                              BANKS -- 2.1%
                              Diversified Banks -- 2.1%
             3,355(b)         Bank of America Corp., 7.25%                                  $    4,342,209
             1,600(b)         Wells Fargo & Co., 7.5%                                            2,065,408
                                                                                            --------------
                              Total Banks                                                   $    6,407,617
----------------------------------------------------------------------------------------------------------
                              PHARMACEUTICALS, BIOTECHNOLOGY &
                              LIFE SCIENCES -- 0.2%
                              Pharmaceuticals -- 0.2%
             1,000            Teva Pharmaceutical Industries, Ltd., 7.0%, 12/15/18          $      403,660
                                                                                            --------------
                              Total Pharmaceuticals, Biotechnology & Life Sciences          $      403,660
----------------------------------------------------------------------------------------------------------
                              TOTAL CONVERTIBLE PREFERRED STOCKS
                              (Cost $6,158,209)                                             $    6,811,277
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/18 13

----------------------------------------------------------------------------------------------------------
 Shares                                                                                     Value
----------------------------------------------------------------------------------------------------------
                              PREFERRED STOCKS -- 2.3% of Net Assets
                              BANKS -- 1.2%
                              Diversified Banks -- 1.2%
           132,750(c)         GMAC Capital Trust I, 8.099% (3 Month USD
                              LIBOR + 579 bps), 2/15/40                                     $    3,491,325
                                                                                            --------------
                              Total Banks                                                   $    3,491,325
----------------------------------------------------------------------------------------------------------
                              DIVERSIFIED FINANCIALS -- 1.1%
                              Specialized Finance -- 1.1%
             3,000(b)(c)      Compeer Financial ACA, 6.75% (USD LIBOR +
                              500 bps) (144A)                                               $    3,225,000
                                                                                            --------------
                              Total Diversified Financials                                  $    3,225,000
----------------------------------------------------------------------------------------------------------
                              MATERIALS -- 0.0%+
                              Diversified Chemicals -- 0.0%+
         1,062,203^(a)        Pinnacle Agriculture                                          $      106,220
                                                                                            --------------
                              Total Materials                                               $      106,220
----------------------------------------------------------------------------------------------------------
                              TOTAL PREFERRED STOCKS
                              (Cost $7,201,120)                                             $    6,822,545
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)
----------------------------------------------------------------------------------------------------------
                              ASSET BACKED SECURITY --
                              0.1% of Net Assets
                              BANKS -- 0.1%
                              Thrifts & Mortgage Finance -- 0.1%
           300,000            InSite Issuer LLC, Series 2016-1A, Class C,
                              6.414%, 11/15/46 (144A)                                       $      296,016
                                                                                            --------------
                              Total Banks                                                   $      296,016
----------------------------------------------------------------------------------------------------------
                              TOTAL ASSET BACKED SECURITY
                              (Cost $300,000)                                               $      296,016
----------------------------------------------------------------------------------------------------------
                              COLLATERALIZED MORTGAGE OBLIGATION --
                              0.1% of Net Assets
                              FINANCIALS -- 0.1%
                              Thrifts & Mortgage Finance -- 0.1%
           300,000(c)         Wells Fargo Commercial Mortgage Trust, Series
                              2014-LC18, Class D, 3.957%, 12/15/47 (144A)                   $      265,718
                                                                                            --------------
                              Total Financials                                              $      265,718
----------------------------------------------------------------------------------------------------------
                              TOTAL COLLATERALIZED MORTGAGE OBLIGATION
                              (Cost $253,809)                                               $      265,718
----------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

14 Pioneer High Income Trust | Semiannual Report | 9/30/18

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                    Value
----------------------------------------------------------------------------------------------------------
                              COMMERCIAL MORTGAGE-BACKED
                              SECURITIES -- 0.5% of Net Assets
                              BANKS -- 0.5%
                              Thrifts & Mortgage Finance -- 0.5%
           500,000(c)         Citigroup Commercial Mortgage Trust, Series
                              2014-GC23, Class E, 3.208%, 7/10/47 (144A)                    $      349,719
           660,000(c)         GMAT Trust, Series 2013-1A, Class M, 5.0%,
                              11/25/43 (144A)                                                      478,863
           266,711(d)         GS Mortgage Securities Trust, Series 2014-GSFL,
                              Class D, 5.485% (1 Month USD LIBOR + 390 bps),
                              7/15/31 (144A)                                                       268,269
           300,000(c)         JPMBB Commercial Mortgage Securities Trust,
                              Series 2013-C17, Class D, 5.05%, 1/15/47 (144A)                      298,798
                                                                                            --------------
                              Total Banks                                                   $    1,395,649
----------------------------------------------------------------------------------------------------------
                              TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
                              (Cost $1,552,868)                                             $    1,395,649
----------------------------------------------------------------------------------------------------------
                              CONVERTIBLE CORPORATE BONDS --
                              3.2% of Net Assets
                              CAPITAL GOODS -- 1.6%
                              Construction Machinery & Heavy Trucks -- 1.6%
         2,625,000            Meritor, Inc., 7.875%, 3/1/26                                 $    4,833,300
                                                                                            --------------
                              Total Capital Goods                                           $    4,833,300
----------------------------------------------------------------------------------------------------------
                              HEALTH CARE EQUIPMENT & SERVICES -- 0.3%
                              Health Care Supplies -- 0.3%
         1,250,000            Endologix, Inc., 3.25%, 11/1/20                               $      867,096
                                                                                            --------------
                              Total Health Care Equipment & Services                        $      867,096
----------------------------------------------------------------------------------------------------------
                              MATERIALS -- 1.3%
                              Diversified Metals & Mining -- 0.0%+
IDR  1,422,679,000^           PT Bakrie & Brothers Tbk, 0.0%, 12/22/22                      $       14,894
----------------------------------------------------------------------------------------------------------
                              Specialty Chemicals -- 1.3%
         4,000,000(e)         Hercules LLC, 6.5%, 6/30/29                                   $    4,030,000
                                                                                            --------------
                              Total Materials                                               $    4,044,894
----------------------------------------------------------------------------------------------------------
                              TOTAL CONVERTIBLE CORPORATE BONDS
                              (Cost $6,459,099)                                             $    9,745,290
----------------------------------------------------------------------------------------------------------
                              CORPORATE BONDS -- 115.3% of Net Assets
                              AUTOMOBILES & COMPONENTS -- 0.7%
                              Auto Parts & Equipment -- 0.5%
EUR        360,000(f)         IHO Verwaltungs GmbH, 3.25% (3.25% PIK or
                              0.0% cash), 9/15/23 (144A)                                    $      430,206
EUR        840,000(f)         IHO Verwaltungs GmbH, 3.75% (3.75% PIK or
                              0.0% cash), 9/15/26 (144A)                                         1,006,334
                                                                                            --------------
                                                                                            $    1,436,540
----------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/18 15

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                    Value
----------------------------------------------------------------------------------------------------------
                              Automobile Manufacturers -- 0.2%
           600,000            Dana Financing Luxembourg S.a.r.l., 5.75%,
                              4/15/25 (144A)                                                $      589,320
                                                                                            --------------
                              Total Automobiles & Components                                $    2,025,860
----------------------------------------------------------------------------------------------------------
                              BANKS -- 4.2%
                              Diversified Banks -- 3.1%
         1,200,000            Access Bank Plc, 10.5%, 10/19/21 (144A)                       $    1,273,320
           200,000(c)         Banco Nacional de Comercio Exterior SNC,
                              3.8% (5 Year Constant Maturity Treasury Index +
                              300 bps), 8/11/26 (144A)                                             195,002
           600,000(b)(c)      Bank of America Corp., 6.5% (3 Month USD
                              LIBOR + 417 bps)                                                     647,700
         1,800,000(b)(c)      Barclays Plc, 7.75% (5 Year USD Swap Rate + 484 bps)               1,804,500
         1,239,000(b)(c)      Goldman Sachs Capital II, 4.0% (3 Month USD
                              LIBOR + 77 bps)                                                    1,034,565
           675,000(b)(c)      Intesa Sanpaolo S.p.A., 7.7% (5 Year USD Swap
                              Rate + 546 bps) (144A)                                               650,538
           200,000(b)(c)      Royal Bank of Scotland Group Plc, 7.5% (5 Year USD
                              Swap Rate + 580 bps)                                                 204,750
         2,250,000(b)(c)      Royal Bank of Scotland Group Plc, 8.625% (5 Year
                              USD Swap Rate + 760 bps)                                           2,410,312
           980,000(b)(c)      Societe Generale SA, 7.375% (5 Year USD Swap
                              Rate + 624 bps) (144A)                                             1,010,625
                                                                                            --------------
                                                                                            $    9,231,312
----------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- 1.1%
         3,415,000            Provident Funding Associates LP/PFG Finance
                              Corp., 6.375%, 6/15/25 (144A)                                 $    3,415,000
                                                                                            --------------
                              Total Banks                                                   $   12,646,312
----------------------------------------------------------------------------------------------------------
                              CAPITAL GOODS -- 3.6%
                              Aerospace & Defense -- 0.4%
         1,085,000            Engility Corp., 8.875%, 9/1/24                                $    1,179,938
----------------------------------------------------------------------------------------------------------
                              Agricultural And Farm Machinery -- 0.7%
         2,134,000            Titan International, Inc., 6.5%, 11/30/23                     $    2,063,311
----------------------------------------------------------------------------------------------------------
                              Building Products -- 0.1%
           400,000            Griffon Corp., 5.25%, 3/1/22                                  $      395,500
----------------------------------------------------------------------------------------------------------
                              Construction & Engineering -- 0.3%
           495,846(f)         Abengoa Abenewco 2 SAU, 1.5% (1.25% PIK or
                              0.25% cash), 3/31/23 (144A)                                   $       19,834
           975,000            Tutor Perini Corp., 6.875%, 5/1/25 (144A)                          1,001,812
                                                                                            --------------
                                                                                            $    1,021,646
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer High Income Trust | Semiannual Report | 9/30/18

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                    Value
----------------------------------------------------------------------------------------------------------
                              Construction Machinery & Heavy Trucks -- 0.1%
           330,000            Meritor, Inc., 6.25%, 2/15/24                                 $      336,188
----------------------------------------------------------------------------------------------------------
                              Electrical Components & Equipment -- 0.2%
           635,000            Exterran Energy Solutions LP/EES Finance Corp.,
                              8.125%, 5/1/25                                                $      663,575
----------------------------------------------------------------------------------------------------------
                              Industrial Conglomerates -- 0.9%
         2,200,000            JB Poindexter & Co., Inc., 7.125%, 4/15/26 (144A)             $    2,282,500
           335,000            Park-Ohio Industries, Inc., 6.625% (USD LIBOR +
                              625 bps), 4/15/27                                                    343,375
                                                                                            --------------
                                                                                            $    2,625,875
----------------------------------------------------------------------------------------------------------
                              Industrial Machinery -- 0.9%
         2,000,000            BlueLine Rental Finance Corp./BlueLine Rental
                              LLC, 9.25%, 3/15/24 (144A)                                    $    2,102,500
           500,000            EnPro Industries, Inc., 5.875%, 9/15/22                              509,375
                                                                                            --------------
                                                                                            $    2,611,875
                                                                                            --------------
                              Total Capital Goods                                           $   10,897,908
----------------------------------------------------------------------------------------------------------
                              COMMERCIAL & PROFESSIONAL SERVICES -- 0.3%
                              Environmental & Facilities Services -- 0.3%
           985,000            Tervita Escrow Corp., 7.625%, 12/1/21 (144A)                  $    1,015,781
                                                                                            --------------
                              Total Commercial & Professional Services                      $    1,015,781
----------------------------------------------------------------------------------------------------------
                              CONSUMER DURABLES & APPAREL -- 2.2%
                              Homebuilding -- 2.2%
           475,000            Beazer Homes USA, Inc., 6.75%, 3/15/25                        $      439,874
         1,235,000            Beazer Homes USA, Inc., 8.75%, 3/15/22                             1,306,012
           800,000            Brookfield Residential Properties, Inc., 6.375%,
                              5/15/25 (144A)                                                       784,000
         1,500,000            KB Home, 7.0%, 12/15/21                                            1,580,625
           790,000            KB Home, 7.5%, 9/15/22                                               852,213
         1,035,000            KB Home, 7.625%, 5/15/23                                           1,112,625
           565,000            Taylor Morrison Communities, Inc./Taylor Morrison
                              Holdings II, Inc., 5.625%, 3/1/24 (144A)                             556,525
                                                                                            --------------
                              Total Consumer Durables & Apparel                             $    6,631,874
----------------------------------------------------------------------------------------------------------
                              CONSUMER SERVICES -- 10.2%
                              Casinos & Gaming -- 6.7%
         1,240,000            Codere Finance 2 Luxembourg SA, 7.625%,
                              11/1/21 (144A)                                                $    1,133,797
         1,325,000            Eldorado Resorts, Inc., 6.0%, 4/1/25                               1,341,563
         1,570,000            Enterprise Development Authority, 12.0%,
                              7/15/24 (144A)                                                     1,511,125
         1,045,000            Golden Nugget, Inc., 6.75%, 10/15/24 (144A)                        1,060,027
         1,890,000            Golden Nugget, Inc., 8.75%, 10/1/25 (144A)                         1,981,249
           635,000            International Game Technology Plc, 6.25%,
                              1/15/27 (144A)                                                       642,874

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/18 17

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                    Value
----------------------------------------------------------------------------------------------------------
                              Casinos & Gaming -- (continued)
EUR      1,575,000            Intralot Capital Luxembourg SA, 6.75%,
                              9/15/21 (144A)                                                $    1,508,769
EUR      1,025,000            LHMC Finco S.a.r.l, 6.25%, 12/20/23 (144A)                         1,230,347
           400,000            LHMC Finco S.a.r.l., 7.875%, 12/20/23 (144A)                         406,600
         1,700,000            MGM Resorts International, 6.0%, 3/15/23                           1,757,375
         1,225,000            Scientific Games International, Inc., 6.25%, 9/1/20                1,218,875
         2,350,000            Scientific Games International, Inc., 6.625%, 5/15/21              2,338,250
         2,565,000            Scientific Games International, Inc., 10.0%, 12/1/22               2,715,694
         1,500,000            Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
                              5.25%, 5/15/27 (144A)                                              1,393,125
                                                                                            --------------
                                                                                            $   20,239,670
----------------------------------------------------------------------------------------------------------
                              Hotels, Resorts & Cruise Lines -- 1.9%
           680,000            Hilton Grand Vacations Borrower LLC/Hilton Grand
                              Vacations Borrower, Inc., 6.125%, 12/1/24                     $      693,600
           540,000            Silversea Cruise Finance, Ltd., 7.25%, 2/1/25 (144A)                 587,250
         1,673,000            Viking Cruises, Ltd., 5.875%, 9/15/27 (144A)                       1,632,513
         2,790,000            Viking Cruises, Ltd., 6.25%, 5/15/25 (144A)                        2,790,000
                                                                                            --------------
                                                                                            $    5,703,363
----------------------------------------------------------------------------------------------------------
                              Restaurants -- 0.6%
         2,000,000            PF Chang's China Bistro, Inc., 10.25%, 6/30/20 (144A) $            1,925,000
----------------------------------------------------------------------------------------------------------
                              Specialized Consumer Services -- 1.0%
         1,025,000            Carriage Services, Inc., 6.625%, 6/1/26 (144A)                $    1,048,062
         2,010,000            StoneMor Partners LP/Cornerstone Family Services
                              WV, 7.875%, 6/1/21                                                 1,849,200
                                                                                            --------------
                                                                                            $    2,897,262
                                                                                            --------------
                              Total Consumer Services                                       $   30,765,295
----------------------------------------------------------------------------------------------------------
                              DIVERSIFIED FINANCIALS -- 4.6%
                              Consumer Finance -- 0.8%
         1,030,000            Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.375%,
                              4/1/20 (144A)                                                 $    1,046,737
           735,000            Navient Corp., 6.625%, 7/26/21                                       766,238
           500,000            Quicken Loans, Inc., 5.75%, 5/1/25 (144A)                            499,375
                                                                                            --------------
                                                                                            $    2,312,350
----------------------------------------------------------------------------------------------------------
                              Diversified Capital Markets -- 0.6%
         1,240,000            Avation Capital SA, 6.5%, 5/15/21 (144A)                      $    1,243,100
           700,000(b)(c)      Credit Suisse Group AG, 7.5% (5 Year USD Swap
                              Rate + 460 bps) (144A)                                               736,708
                                                                                            --------------
                                                                                            $    1,979,808
----------------------------------------------------------------------------------------------------------
                              Other Diversified Financial Services -- 1.2%
         3,000,000^(g)        Fixed Income Trust Series 2013-A, 0.0%,
                              10/15/97 (144A)                                               $    3,523,303
----------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

18 Pioneer High Income Trust | Semiannual Report | 9/30/18

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                    Value
----------------------------------------------------------------------------------------------------------
                              Specialized Finance -- 1.9%
         1,055,000            Comstock Escrow Corp., 9.75%, 8/15/26 (144A)                  $    1,052,679
           384,000            Nationstar Mortgage Holdings, Inc., 8.125%,
                              7/15/23 (144A)                                                       402,163
         1,000,000            Nationstar Mortgage Holdings, Inc., 9.125%,
                              7/15/26 (144A)                                                     1,047,500
           425,000            Nationstar Mortgage LLC/Nationstar Capital
                              Corp., 6.5%, 7/1/21                                                  425,510
         2,845,000            Nationstar Mortgage LLC/Nationstar Capital
                              Corp., 6.5%, 6/1/22                                                2,841,444
                                                                                            --------------
                                                                                            $    5,769,296
----------------------------------------------------------------------------------------------------------
                              Supranational -- 0.1%
IDR  5,800,000,000            European Investment Bank, 7.2%, 7/9/19 (144A)                 $      382,606
                                                                                            --------------
                              Total Diversified Financials                                  $   13,967,363
----------------------------------------------------------------------------------------------------------
                              ENERGY -- 25.8%
                              Integrated Oil & Gas -- 1.6%
           199,000            Ascent Resources Utica Holdings LLC/ARU Finance
                              Corp., 10.0%, 4/1/22 (144A)                                   $      223,875
         2,100,000            Indigo Natural Resources LLC, 6.875%,
                              2/15/26 (144A)                                                     2,031,750
           777,000            Neptune Energy Bondco Plc, 6.625%, 5/15/25 (144A)                    774,086
           650,000            Petrobras Global Finance BV, 7.375%, 1/17/27                         658,223
         1,000,000            YPF SA, 6.95%, 7/21/27 (144A)                                        874,700
ARS     15,750,000            YPF SA, 16.5%, 5/9/22 (144A)                                         198,351
                                                                                            --------------
                                                                                            $    4,760,985
----------------------------------------------------------------------------------------------------------
                              Oil & Gas Drilling -- 1.8%
           400,000            Ensco Plc, 7.75%, 2/1/26                                      $      397,000
         1,500,000            Precision Drilling Corp., 7.125%, 1/15/26 (144A)                   1,541,250
           280,000            Rowan Cos., Inc., 4.875%, 6/1/22                                     269,150
         1,695,000            Shelf Drilling Holdings, Ltd., 8.25%, 2/15/25 (144A)               1,747,969
           320,000            Transocean, Inc., 7.5%, 1/15/26 (144A)                               330,400
         1,150,000            Trinidad Drilling, Ltd., 6.625%, 2/15/25 (144A)                    1,138,500
                                                                                            --------------
                                                                                            $    5,424,269
----------------------------------------------------------------------------------------------------------
                              Oil & Gas Equipment & Services -- 3.0%
         1,308,000            Archrock Partners LP/Archrock Partners Finance
                              Corp., 6.0%, 4/1/21                                           $    1,314,540
           690,000            Archrock Partners LP/Archrock Partners Finance
                              Corp., 6.0%, 10/1/22                                                 696,037
         2,446,000            Calfrac Holdings LP, 8.5%, 6/15/26 (144A)                          2,280,895
         2,568,000            FTS International, Inc., 6.25%, 5/1/22                             2,471,700
         1,550,000            KCA Deutag UK Finance Plc, 9.625%, 4/1/23 (144A)                   1,519,000
           490,000            Noble Holding International, Ltd., 7.875%,
                              2/1/26 (144A)                                                        508,375

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/18 19

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                    Value
----------------------------------------------------------------------------------------------------------
                              Oil & Gas Equipment & Services -- (continued)
           350,000            SESI LLC, 7.75%, 9/15/24                                      $      357,000
                                                                                            --------------
                                                                                            $    9,147,547
----------------------------------------------------------------------------------------------------------
                              Oil & Gas Exploration & Production -- 9.0%
           900,000            Alta Mesa Holdings LP/Alta Mesa Finance
                              Services Corp., 7.875%, 12/15/24                              $      855,000
           115,000            Carrizo Oil & Gas, Inc., 7.5%, 9/15/20                               115,000
           970,000            Chaparral Energy, Inc., 8.75%, 7/15/23 (144A)                        967,575
           502,000            Chesapeake Energy Corp., 8.0%, 12/15/22 (144A)                       524,590
         1,679,000            Covey Park Energy LLC/Covey Park Finance Corp.,
                              7.5%, 5/15/25 (144A)                                               1,702,086
         1,000,000            Extraction Oil & Gas, Inc., 7.375%, 5/15/24 (144A)                   987,500
         1,220,000            Great Western Petroleum LLC/Great Western Finance
                              Corp., 9.0%, 9/30/21 (144A)                                        1,201,700
         1,570,000            Gulfport Energy Corp., 6.0%, 10/15/24                              1,530,750
         1,000,000            Gulfport Energy Corp., 6.375%, 5/15/25                               980,000
           840,000            Halcon Resources Corp., 6.75%, 2/15/25                               806,400
           300,000            MEG Energy Corp., 6.5%, 1/15/25 (144A)                               297,000
         1,519,000            MEG Energy Corp., 7.0%, 3/31/24 (144A)                             1,386,088
         1,500,000(f)         Northern Oil & Gas, Inc., 9.5% (8.5% PIK or 1.0% cash),
                              5/15/23 (144A)                                                     1,582,500
         2,175,000            Nostrum Oil & Gas Finance BV, 8.0%, 7/25/22 (144A)                 2,064,075
         1,122,000            Oasis Petroleum, Inc., 6.875%, 3/15/22                             1,141,613
         2,096,722            PetroQuest Energy, Inc., 10.0%, 2/15/21                              901,590
         2,000,000            Resolute Energy Corp., 8.5%, 5/1/20                                2,002,500
           470,000            Sanchez Energy Corp., 7.25%, 2/15/23 (144A)                          462,950
         2,935,000            Sanchez Energy Corp., 7.75%, 6/15/21                               2,054,500
         1,200,000            SM Energy Co., 5.0%, 1/15/24                                       1,168,500
         2,015,000            Whiting Petroleum Corp., 5.75%, 3/15/21                            2,065,375
         1,125,000            Whiting Petroleum Corp., 6.625%, 1/15/26                           1,170,000
           995,000            WPX Energy, Inc., 8.25%, 8/1/23                                    1,129,325
                                                                                            --------------
                                                                                            $   27,096,617
----------------------------------------------------------------------------------------------------------
                              Oil & Gas Refining & Marketing -- 2.7%
         3,859,000            Calumet Specialty Products Partners LP/Calumet
                              Finance Corp., 6.5%, 4/15/21                                  $    3,839,705
           750,000            Calumet Specialty Products Partners LP/Calumet
                              Finance Corp., 7.75%, 4/15/23                                        750,000
           183,158(d)         EP PetroEcuador via Noble Sovereign Funding I, Ltd.,
                              8.016% (3 Month USD LIBOR + 563 bps), 9/24/19                        182,517
         1,350,000            PBF Holding Co., LLC/PBF Finance Corp.,
                              7.0%, 11/15/23                                                     1,404,000
         1,885,000            PBF Logistics LP/PBF Logistics Finance Corp.,
                              6.875%, 5/15/23                                                    1,925,056
                                                                                            --------------
                                                                                            $    8,101,278
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer High Income Trust | Semiannual Report | 9/30/18

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                    Value
----------------------------------------------------------------------------------------------------------
                              Oil & Gas Storage & Transportation -- 7.7%
         1,145,000            Blue Racer Midstream LLC/Blue Racer Finance
                              Corp., 6.125%, 11/15/22 (144A)                                $    1,175,056
           645,000            Blue Racer Midstream LLC/Blue Racer Finance Corp.,
                              6.625%, 7/15/26 (144A)                                               657,094
           250,000            Cheniere Corpus Christi Holdings LLC, 7.0%, 6/30/24                  273,750
           875,000            Crestwood Midstream Partners LP/Crestwood
                              Midstream Finance Corp., 6.25%, 4/1/23                               905,625
           910,000            DCP Midstream Operating LP, 5.6%, 4/1/44                             871,325
         1,210,000            Delek Logistics Partners LP/Delek Logistics Finance
                              Corp., 6.75%, 5/15/25                                              1,219,075
         1,524,000(d)         Energy Transfer Partners LP, 5.361% (3 Month USD
                              LIBOR + 302 bps), 11/1/66                                          1,348,740
           248,000            EnLink Midstream Partners LP, 5.05%, 4/1/45                          205,784
           717,000            EnLink Midstream Partners LP, 5.6%, 4/1/44                           638,553
           766,000            Genesis Energy LP/Genesis Energy Finance Corp.,
                              6.5%, 10/1/25                                                        741,105
         2,500,000            Genesis Energy LP/Genesis Energy Finance Corp.,
                              6.75%, 8/1/22                                                      2,550,000
         1,410,000            Global Partners LP/GLP Finance Corp., 6.25%, 7/15/22               1,402,950
         2,175,000            Global Partners LP/GLP Finance Corp., 7.0%, 6/15/23                2,202,188
         1,240,000            Hess Infrastructure Partners LP/Hess Infrastructure
                              Partners Finance Corp., 5.625%, 2/15/26 (144A)                     1,252,400
         1,850,000            ONEOK, Inc., 6.875%, 9/30/28                                       2,124,042
           360,000            Targa Resources Partners LP/Targa Resources Partners
                              Finance Corp., 4.125%, 11/15/19                                      358,650
         1,000,000            Targa Resources Partners LP/Targa Resources Partners
                              Finance Corp., 5.0%, 1/15/28 (144A)                                  972,500
         1,325,000            TransMontaigne Partners LP/TLP Finance Corp.,
                              6.125%, 2/15/26                                                    1,248,813
         3,040,000            Williams Cos., Inc., 5.75%, 6/24/44                                3,253,308
                                                                                            --------------
                                                                                            $   23,400,958
                                                                                            --------------
                              Total Energy                                                  $   77,931,654
----------------------------------------------------------------------------------------------------------
                              FINANCIALS -- 1.9%
                              Diversified Capital Markets -- 1.9%
         2,205,000            Freedom Mortgage Corp., 8.125%, 11/15/24 (144A)               $    2,138,850
         2,415,000            Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)                      2,342,550
         1,290,000            Oxford Finance LLC/Oxford Finance Co-Issuer II, Inc.,
                              6.375%, 12/15/22 (144A)                                            1,315,800
                                                                                            --------------
                              Total Financials                                              $    5,797,200
----------------------------------------------------------------------------------------------------------
                              FOOD & STAPLES RETAILING -- 0.3%
                              Food Retail -- 0.3%
           950,000            C&S Group Enterprises LLC, 5.375%, 7/15/22 (144A)             $      940,500
           434,059(h)         Tonon Luxembourg SA, 10.5%, 5/14/24 (144A)                            15,192
                                                                                            --------------
                              Total Food & Staples Retailing                                $      955,692
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/18 21

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                    Value
----------------------------------------------------------------------------------------------------------
                              FOOD, BEVERAGE & TOBACCO -- 5.6%
                              Agricultural Products -- 0.3%
         1,037,796            Pinnacle Operating Corp., 9.0%, 5/15/23 (144A)                $      923,638
----------------------------------------------------------------------------------------------------------
                              Packaged Foods & Meats -- 4.8%
           440,000(h)         CFG Investment SAC, 9.75%, 7/30/19 (144A)                     $      459,800
         1,775,000            JBS USA LUX SA/JBS USA Finance, Inc., 6.75%,
                              2/15/28 (144A)                                                     1,763,906
         1,196,000            MARB BondCo Plc, 6.875%, 1/19/25 (144A)                            1,112,280
           750,000            Marfrig Holdings Europe BV, 8.0%, 6/8/23 (144A)                      752,625
         1,200,000            Marfrig Holdings Europe BV, 11.25%, 9/20/21 (144A)                 1,227,000
         1,240,000            Minerva Luxembourg SA, 6.5%, 9/20/26 (144A)                        1,160,950
         2,374,000            Pilgrim's Pride Corp., 5.875%, 9/30/27 (144A)                      2,243,430
         1,250,000            Post Holdings, Inc., 5.0%, 8/15/26 (144A)                          1,181,938
         2,000,000            Post Holdings, Inc., 5.625%, 1/15/28 (144A)                        1,925,000
         2,618,000            Simmons Foods, Inc., 7.75%, 1/15/24 (144A)                         2,709,630
                                                                                            --------------
                                                                                            $   14,536,559
----------------------------------------------------------------------------------------------------------
                              Tobacco -- 0.5%
           340,000            Alliance One International, Inc., 8.5%, 4/15/21 (144A)        $      353,600
         1,165,000            Alliance One International, Inc., 9.875%, 7/15/21                  1,131,506
                                                                                            --------------
                                                                                            $    1,485,106
                                                                                            --------------
                              Total Food, Beverage & Tobacco                                $   16,945,303
----------------------------------------------------------------------------------------------------------
                              HEALTH CARE EQUIPMENT & SERVICES -- 2.9%
                              Health Care Facilities -- 1.8%
         1,000,000            CHS/Community Health Systems, Inc.,
                              6.25%, 3/31/23                                                $      949,700
           610,000(g)         CHS/Community Health Systems, Inc., 11.0%,
                              6/30/23 (144A)                                                       548,744
         2,540,000            RegionalCare Hospital Partners Holdings, Inc., 8.25%,
                              5/1/23 (144A)                                                      2,667,000
           360,000            Tenet Healthcare Corp., 7.5%, 1/1/22 (144A)                          375,750
           770,000            Universal Hospital Services, Inc., 7.625%, 8/15/20                   770,962
                                                                                            --------------
                                                                                            $    5,312,156
----------------------------------------------------------------------------------------------------------
                              Health Care Services -- 1.1%
         2,250,000            BioScrip, Inc., 8.875%, 2/15/21                               $    2,131,875
         1,340,000            Team Health Holdings, Inc., 6.375%, 2/1/25 (144A)                  1,175,850
                                                                                            --------------
                                                                                            $    3,307,725
                                                                                            --------------
                              Total Health Care Equipment & Services                        $    8,619,881
----------------------------------------------------------------------------------------------------------
                              INDUSTRIALS -- 0.3%
                              Aerospace & Defense -- 0.3%
           745,000            Kratos Defense & Security Solutions, Inc., 6.5%,
                              11/30/25 (144A)                                               $      767,574
                                                                                            --------------
                              Total Industrials                                             $      767,574
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer High Income Trust | Semiannual Report | 9/30/18

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                    Value
----------------------------------------------------------------------------------------------------------
                              INFORMATION TECHNOLOGY -- 1.2%
                              Data Processing & Outsourced Services -- 1.2%
         3,850,000            Cardtronics, Inc./Cardtronics USA, Inc., 5.5%,
                              5/1/25 (144A)                                                 $    3,676,750
                                                                                            --------------
                              Total Information Technology                                  $    3,676,750
----------------------------------------------------------------------------------------------------------
                              INSURANCE -- 7.5%
                              Multi-Line Insurance -- 2.1%
         3,075,000(c)         Liberty Mutual Group, Inc., 10.75% (3 Month USD
                              LIBOR + 712 bps), 6/15/58 (144A)                              $    4,627,875
         1,100,000            MetLife, Inc., 10.75%, 8/1/39                                      1,688,500
                                                                                            --------------
                                                                                            $    6,316,375
----------------------------------------------------------------------------------------------------------
                              Property & Casualty Insurance -- 2.0%
         5,300,000            Hanover Insurance Corp., 7.625%, 10/15/25                     $    6,118,083
----------------------------------------------------------------------------------------------------------
                              Reinsurance -- 3.4%
           500,000+(i)(j)     Arlington Re 2015, Variable Rate Notes, 2/1/19                $       24,300
         1,080,154+(i)(j)     Berwick Re 2018-1, Variable Rate Notes, 12/31/21                   1,146,043
           700,000+(i)(j)     Carnoustie Re 2015, Variable Rate Notes, 7/1/19                        2,240
           700,000+(i)(j)     Carnoustie Re 2016, Variable Rate Notes, 11/30/20                     18,900
         1,000,000+(i)(j)     Carnoustie Re 2017, Variable Rate Notes, 11/30/21                    254,200
           500,000+(i)(j)     Clarendon Re 2018, Variable Rate Notes, 1/15/19                      497,746
           500,000+(i)(j)     Cyprus Re 2017, Variable Rate Notes, 1/10/19                         228,800
           500,000+(i)(j)     Cyprus Re 2018, Variable Rate Notes, 1/15/19                         489,054
           250,000(d)         FloodSmart Re, 13.444% (3 Month Treasury Bill +
                              1,125 bps), 8/6/21 (144A) (Cat Bond)                                 243,325
           250,000+(i)(j)     Gloucester Re 2018, Variable Rate Notes, 1/15/19                     238,030
           500,000+(i)(j)     Harambee Re 2018, Variable Rate Notes, 12/31/21                      540,600
           272,363+(i)(j)     Kilarney Re 2018, Variable Rate Notes, 4/15/19                       259,153
           250,000(d)         Kilimanjaro Re, 8.944% (3 Month Treasury Bill +
                              675 bps), 12/6/19 (144A) (Cat Bond)                                  252,125
           250,000(d)         Kilimanjaro Re, 11.444% (3 Month Treasury Bill +
                              925 bps), 12/6/19 (144A) (Cat Bond)                                  254,450
           250,000+(i)(j)     Limestone Re 2016-1, Variable Rate Notes, 8/31/21                    244,600
           250,000+(i)(j)     Limestone Re 2016-1, Variable Rate Notes, 8/31/21                    244,600
           500,000+(i)(j)     Limestone Re 2018, Variable Rate Notes, 3/1/22                       514,600
           400,000+(i)(j)     Lorenz Re 2017, Variable Rate Notes, 3/31/20                          84,320
           500,000+(i)(j)     Lorenz Re 2018, Variable Rate Notes, 7/1/21                          525,700
           500,000+(i)(j)     Merion Re 2018-2, Variable Rate Notes, 12/31/21                      550,037
           250,000+(i)(j)     Oyster Bay Re 2018, Variable Rate Notes, 1/15/19                     243,584
         1,000,000+(i)(j)     Pangaea Re 2015-1, Variable Rate Notes, 2/1/19                         1,800
         1,000,000+(i)(j)     Pangaea Re 2015-2, Variable Rate Notes, 11/30/19                       3,200
         1,200,000+(i)(j)     Pangaea Re 2016-1, Variable Rate Notes, 11/30/20                       6,960
         1,000,000+(i)(j)     Pangaea Re 2016-2, Variable Rate Notes, 11/30/20                       8,150
           500,000+(i)(j)     Pangaea Re 2017-1, Variable Rate Notes, 11/30/21                       2,260

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/18 23

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                    Value
----------------------------------------------------------------------------------------------------------
                              Reinsurance -- (continued)
           500,000+(i)(j)     Pangaea Re 2018-1, Variable Rate Notes, 12/31/21              $      554,900
         1,000,000+(i)(j)     Pangaea Re 2018-3, Variable Rate Notes, 7/1/22                     1,041,800
           250,000+(i)(j)     Promissum Re 2018, Variable Rate Notes, 6/15/19                      242,200
           400,000+(i)(j)     Resilience Re, Variable Rate Notes, 5/1/19                             4,000
           800,000+(i)(j)     Sector Re V, Series 6, Class D, Variable Rate Notes,
                              12/1/21 (144A)                                                        35,920
           250,001+(i)(j)     Sector Re V, Series 7, Class G, Variable Rate Notes,
                              3/1/22 (144A)                                                        115,000
           500,000+(i)(j)     Silverton Re 2017, Variable Rate Notes, 9/16/19 (144A)                51,750
           500,000+(i)(j)     St. Andrews Re 2017-1, Variable Rate Notes, 2/1/19                    33,900
           500,000(d)         Ursa Re, 6.0% (ZERO + 600 bps), 5/27/20
                              (144A) (Cat Bond)                                                    503,450
         1,250,000+(i)(j)     Versutus Re 2016 A-1, Variable Rate Notes, 11/30/20                    9,625
         1,000,000+(i)(j)     Versutus Re 2017-A, Variable Rate Notes, 11/30/21                     45,300
           500,000+(i)(j)     Versutus Re 2018, Variable Rate Notes, 12/31/21                      535,650
           250,000+(i)(j)     Woburn Re 2018, Variable Rate Notes, 12/31/21                        264,865
                                                                                            --------------
                                                                                            $   10,317,137
                                                                                            --------------
                              Total Insurance                                               $   22,751,595
----------------------------------------------------------------------------------------------------------
                              MATERIALS -- 11.9%
                              Aluminum -- 0.3%
         1,000,000            Novelis Corp., 5.875%, 9/30/26 (144A)                         $      977,000
----------------------------------------------------------------------------------------------------------
                              Commodity Chemicals -- 2.1%
         3,250,000            Basell Finance Co. BV, 8.1%, 3/15/27 (144A)                   $    3,999,677
         2,316,000            Rain CII Carbon LLC/CII Carbon Corp., 7.25%,
                              4/1/25 (144A)                                                      2,359,425
                                                                                            --------------
                                                                                            $    6,359,102
----------------------------------------------------------------------------------------------------------
                              Copper -- 1.4%
           375,000            First Quantum Minerals, Ltd., 6.875%, 3/1/26 (144A)           $      340,781
         1,750,000            First Quantum Minerals, Ltd., 7.25%, 4/1/23 (144A)                 1,672,344
         2,420,000            Freeport-McMoRan, Inc., 3.55%, 3/1/22                              2,341,350
                                                                                            --------------
                                                                                            $    4,354,475
----------------------------------------------------------------------------------------------------------
                              Diversified Chemicals -- 0.6%
EUR        450,000            Avantor, Inc., 4.75%, 10/1/24 (144A)                          $      541,274
           754,000            Avantor, Inc., 6.0%, 10/1/24 (144A)                                  765,310
           210,000            Blue Cube Spinco LLC, 9.75%, 10/15/23                                237,563
           210,000            Blue Cube Spinco LLC, 10.0%, 10/15/25                                241,500
                                                                                            --------------
                                                                                            $    1,785,647
----------------------------------------------------------------------------------------------------------
                              Diversified Metals & Mining -- 1.1%
           320,000            Alcoa Nederland Holding BV, 6.125%, 5/15/28 (144A)            $      328,800
           670,000            Aleris International, Inc., 10.75%, 7/15/23 (144A)                   710,200


The accompanying notes are an integral part of these financial statements.

24 Pioneer High Income Trust | Semiannual Report | 9/30/18

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                    Value
----------------------------------------------------------------------------------------------------------
                              Diversified Metals & Mining -- (continued)
           310,325(f)         Boart Longyear Management Pty, Ltd., 10.0%
                              (10% PIK or 0.0% cash), 12/31/22                              $      292,481
           600,000            Hudbay Minerals, Inc., 7.25%, 1/15/23 (144A)                         616,566
           835,000            Hudbay Minerals, Inc., 7.625%, 1/15/25 (144A)                        862,137
           145,000            Teck Resources, Ltd., 8.5%, 6/1/24 (144A)                            158,775
           340,000            Vale Overseas, Ltd., 6.25%, 8/10/26                                  372,606
                                                                                            --------------
                                                                                            $    3,341,565
----------------------------------------------------------------------------------------------------------
                              Fertilizers & Agricultural Chemicals -- 0.2%
           420,000            CVR Partners LP/CVR Nitrogen Finance Corp., 9.25%,
                              6/15/23 (144A)                                                $      445,200
----------------------------------------------------------------------------------------------------------
                              Metal & Glass Containers -- 1.0%
EUR        400,000(f)         ARD Finance SA, 6.625% (6.625% PIK or 0.0%
                              cash), 9/15/23                                                $      478,473
           400,000(f)         ARD Finance SA, 7.125% (7.125% PIK or 0.0%
                              cash), 9/15/23                                                       403,000
         1,010,000            Ardagh Packaging Finance Plc/Ardagh Holdings
                              USA, Inc., 7.25%, 5/15/24 (144A)                                   1,056,712
         1,035,000            Reynolds Group Issuer, Inc./Reynolds Group Issuer
                              LLC/Reynolds Group Issuer Lu, 7.0%, 7/15/24 (144A)                 1,053,113
                                                                                            --------------
                                                                                            $    2,991,298
----------------------------------------------------------------------------------------------------------
                              Paper Packaging -- 1.8%
         1,655,000            Eldorado International Finance GmbH, 8.625%,
                              6/16/21 (144A)                                                $    1,692,254
EUR      3,105,000            SIG Combibloc Holdings SCA, 7.75%, 2/15/23 (144A)                  3,745,079
                                                                                            --------------
                                                                                            $    5,437,333
----------------------------------------------------------------------------------------------------------
                              Paper Products -- 0.5%
         1,576,000            Schweitzer-Mauduit International, Inc., 6.875%,
                              10/1/26 (144A)                                                $    1,607,520
----------------------------------------------------------------------------------------------------------
                              Silver -- 0.5%
         1,500,000            Coeur Mining, Inc., 5.875%, 6/1/24                            $    1,428,750
----------------------------------------------------------------------------------------------------------
                              Specialty Chemicals -- 0.5%
         1,400,000            Hexion US Finance Corp., 6.625%, 4/15/20                      $    1,316,000
           320,000            Koppers, Inc., 6.0%, 2/15/25 (144A)                                  319,200
                                                                                            --------------
                                                                                            $    1,635,200
----------------------------------------------------------------------------------------------------------
                              Steel -- 1.9%
         2,300,000            Commercial Metals Co., 5.375%, 7/15/27                        $    2,162,000
           460,000            SunCoke Energy Partners LP/SunCoke Energy
                              Partners Finance Corp., 7.5%, 6/15/25 (144A)                         473,800
         2,285,000            United States Steel Corp., 6.25%, 3/15/26                          2,265,006
           635,000            Zekelman Industries, Inc., 9.875%, 6/15/23 (144A)                    689,769
                                                                                            --------------
                                                                                            $    5,590,575
                                                                                            --------------
                              Total Materials                                               $   35,953,665
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/18 25

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                    Value
----------------------------------------------------------------------------------------------------------
                              MEDIA & ENTERTAINMENT -- 3.5%
                              Advertising -- 0.9%
         3,060,000            MDC Partners, Inc., 6.5%, 5/1/24 (144A)                       $    2,708,100
----------------------------------------------------------------------------------------------------------
                              Broadcasting -- 0.5%
           535,000            CBS Radio, Inc., 7.25%, 11/1/24 (144A)                        $      514,124
           670,000            CSC Holdings LLC, 5.5%, 4/15/27 (144A)                               649,900
           265,000            Salem Media Group, Inc., 6.75%, 6/1/24 (144A)                        235,850
                                                                                            --------------
                                                                                            $    1,399,874
----------------------------------------------------------------------------------------------------------
                              Cable & Satellite -- 1.2%
         1,885,000            DISH DBS Corp., 7.75%, 7/1/26                                 $    1,778,121
         2,000,000            Hughes Satellite Systems Corp., 6.625%, 8/1/26                     1,935,000
                                                                                            --------------
                                                                                            $    3,713,121
----------------------------------------------------------------------------------------------------------
                              Movies & Entertainment -- 0.9%
         1,500,000            AMC Entertainment Holdings, Inc., 5.875%, 11/15/26            $    1,436,250
         1,275,000            AMC Entertainment Holdings, Inc., 6.125%, 5/15/27                  1,220,812
                                                                                            --------------
                                                                                            $    2,657,062
                                                                                            --------------
                              Total Media & Entertainment                                   $   10,478,157
----------------------------------------------------------------------------------------------------------
                              PHARMACEUTICALS, BIOTECHNOLOGY &
                              LIFE SCIENCES -- 5.0%
                              Pharmaceuticals -- 5.0%
         1,695,000            Endo, Dac/Endo Finance LLC/Endo Finco, Inc., 6.0%,
                              7/15/23 (144A)                                                $    1,504,313
         2,540,000            Endo, Dac/Endo Finance LLC/Endo Finco, Inc., 6.0%,
                              2/1/25 (144A)                                                      2,189,480
         1,155,000            Horizon Pharma, Inc., 6.625%, 5/1/23                               1,178,100
         1,245,000            Horizon Pharma, Inc./Horizon Pharma USA, Inc., 8.75%,
                              11/1/24 (144A)                                                     1,329,038
EUR        575,000            VRX Escrow Corp., 4.5%, 5/15/23                                      658,968
EUR      1,265,000            VRX Escrow Corp., 4.5%, 5/15/23 (144A)                             1,449,730
         3,130,000            VRX Escrow Corp., 5.875%, 5/15/23 (144A)                           3,051,750
           920,000            VRX Escrow Corp., 7.0%, 3/15/24 (144A)                               971,980
           550,000            VRX Escrow Corp., 8.5%, 1/31/27 (144A)                               577,500
         2,250,000            West Street Merger Sub, Inc., 6.375%, 9/1/25 (144A)                2,131,875
                                                                                            --------------
                              Total Pharmaceuticals, Biotechnology & Life Sciences          $   15,042,734
----------------------------------------------------------------------------------------------------------
                              REAL ESTATE -- 1.1%
                              Specialized REIT -- 1.1%
         3,480,000            Uniti Group LP/Uniti Group Finance, Inc./CSL Capital
                              LLC, 8.25%, 10/15/23                                          $    3,323,400
                                                                                            --------------
                              Total Real Estate                                             $    3,323,400
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer High Income Trust | Semiannual Report | 9/30/18

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                    Value
----------------------------------------------------------------------------------------------------------
                              RETAILING -- 1.4%
                              Automotive Retail -- 0.5%
         1,385,000            Asbury Automotive Group, Inc., 6.0%, 12/15/24                 $    1,398,850
----------------------------------------------------------------------------------------------------------
                              Department Stores -- 0.9%
         1,000,000            JC Penney Corp., Inc., 5.875%, 7/1/23 (144A)                  $      880,000
           900,000            Neiman Marcus Group, Ltd., LLC, 8.0%,
                              10/15/21 (144A)                                                      591,188
         1,486,000            PetSmart, Inc., 5.875%, 6/1/25 (144A)                              1,218,059
                                                                                            --------------
                                                                                            $    2,689,247
                                                                                            --------------
                              Total Retailing                                               $    4,088,097
----------------------------------------------------------------------------------------------------------
                              SEMICONDUCTORS & SEMICONDUCTOR
                              EQUIPMENT -- 0.1%
                              Semiconductors -- 0.1%
           425,000            Micron Technology, Inc., 5.5%, 2/1/25                         $      439,501
                                                                                            --------------
                              Total Semiconductors & Semiconductor Equipment                $      439,501
----------------------------------------------------------------------------------------------------------
                              SOFTWARE & SERVICES -- 1.7%
                              Data Processing & Outsourced Services -- 0.3%
           805,000            First Data Corp., 7.0%, 12/1/23 (144A)                        $      838,206
                                                                                            --------------
                                                                                            $      838,206
----------------------------------------------------------------------------------------------------------
                              IT Consulting & Other Services -- 1.4%
           555,000            Dell International LLC/EMC Corp., 7.125%,
                              6/15/24 (144A)                                                $      595,348
           285,000            j2 Cloud Services LLC/j2 Global Co-Obligor, Inc.,
                              6.0%, 7/15/25 (144A)                                                 292,838
         2,448,000            Rackspace Hosting, Inc., 8.625%, 11/15/24 (144A)                   2,380,925
           862,000            Verscend Escrow Corp., 9.75%, 8/15/26 (144A)                         890,015
                                                                                            --------------
                                                                                            $    4,159,126
                                                                                            --------------
                              Total Software & Services                                     $    4,997,332
----------------------------------------------------------------------------------------------------------
                              TECHNOLOGY HARDWARE & EQUIPMENT -- 0.6%
                              Communications Equipment -- 0.2%
           645,000            CommScope Technologies LLC, 6.0%, 6/15/25 (144A)              $      664,350
----------------------------------------------------------------------------------------------------------
                              Technology Hardware, Storage & Peripherals -- 0.4%
         1,490,000            Diebold Nixdorf, Inc., 8.5%, 4/15/24                          $    1,065,350
                                                                                            --------------
                              Total Technology Hardware & Equipment                         $    1,729,700
----------------------------------------------------------------------------------------------------------
                              TELECOMMUNICATION SERVICES -- 9.8%
                              Integrated Telecommunication Services -- 6.1%
         1,800,000            Altice France SA, 6.25%, 5/15/24 (144A)                       $    1,773,000
         1,075,000            CB Escrow Corp., 8.0%, 10/15/25 (144A)                             1,002,437
         3,500,000            CenturyLink, Inc., 5.625%, 4/1/25                                  3,422,300
           600,000            Cincinnati Bell, Inc., 7.0%, 7/15/24 (144A)                          550,500

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/18 27

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                    Value
----------------------------------------------------------------------------------------------------------
                              Integrated Telecommunication Services -- (continued)
         2,890,000            Frontier Communications Corp., 7.125%, 1/15/23                $    2,044,675
         4,480,000            Frontier Communications Corp., 11.0%, 9/15/25                      3,493,101
         1,975,000            GCI LLC, 6.75%, 6/1/21                                             1,999,688
         1,725,000            GCI LLC, 6.875%, 4/15/25                                           1,783,719
           515,000            Windstream Services LLC/Windstream Finance Corp.,
                              8.625%, 10/31/25 (144A)                                              494,400
         3,703,000            Windstream Services LLC/Windstream Finance Corp.,
                              8.75%, 12/15/24 (144A)                                             1,925,560
                                                                                            --------------
                                                                                            $   18,489,380
----------------------------------------------------------------------------------------------------------
                              Wireless Telecommunication Services -- 3.7%
         1,085,000            Altice Financing SA, 6.625%, 2/15/23 (144A)                   $    1,093,137
           300,000            Altice Finco SA, 8.125%, 1/15/24 (144A)                              303,000
         1,025,000            Digicel Group, Ltd., 8.25%, 9/30/20 (144A)                           781,562
         3,080,000            Sprint Corp., 7.125%, 6/15/24                                      3,195,500
         2,150,000            Sprint Corp., 7.25%, 9/15/21                                       2,273,625
            41,000            Sprint Corp., 7.625%, 3/1/26                                          43,409
           400,000            Unison Ground Lease Funding LLC, 5.78%,
                              3/15/20 (144A)                                                       396,977
         3,425,000            Wind Tre S.p.A., 5.0%, 1/20/26 (144A)                              2,978,209
                                                                                            --------------
                                                                                            $   11,065,419
                                                                                            --------------
                              Total Telecommunication Services                              $   29,554,799
----------------------------------------------------------------------------------------------------------
                              TRANSPORTATION -- 1.0%
                              Airlines -- 0.1%
           280,000            Fly Leasing, Ltd., 6.375%, 10/15/21                           $      288,400
----------------------------------------------------------------------------------------------------------
                              Marine -- 0.3%
         1,025,000            Navios South American Logistics, Inc./Navios Logistics
                              Finance US, Inc., 7.25%, 5/1/22 (144A)                        $      953,250
----------------------------------------------------------------------------------------------------------
                              Trucking -- 0.6%
         2,000,000            syncreon Group BV / syncreon Global Finance US, Inc.,
                              8.625%, 11/1/21 (144A)                                        $    1,740,000
                                                                                            --------------
                              Total Transportation                                          $    2,981,650
----------------------------------------------------------------------------------------------------------
                              UTILITIES -- 7.9%
                              Electric Utilities -- 0.9%
           825,000            Cemig Geracao e Transmissao SA, 9.25%,
                              12/5/24 (144A)                                                $      849,750
         1,010,000(c)         Enel S.p.A., 8.75% (5 Year USD Swap Rate + 588 bps),
                              9/24/73 (144A)                                                     1,116,050
           766,076            Stoneway Capital Corp., 10.0%, 3/1/27 (144A)                         742,136
                                                                                            --------------
                                                                                            $    2,707,936
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer High Income Trust | Semiannual Report | 9/30/18

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                    Value
----------------------------------------------------------------------------------------------------------
                              Gas Utilities -- 1.0%
           500,000            Ferrellgas LP/Ferrellgas Finance Corp., 6.5%, 5/1/21          $      447,500
         3,005,000            Ferrellgas LP/Ferrellgas Finance Corp., 6.75%, 6/15/23             2,509,175
                                                                                            --------------
                                                                                            $    2,956,675
----------------------------------------------------------------------------------------------------------
                              Independent Power Producers & Energy Traders -- 6.0%
         4,581,000            Calpine Corp., 5.75%, 1/15/25                                 $    4,054,185
           525,000            NRG Energy, Inc., 6.25%, 5/1/24                                      546,000
         2,915,000            NRG Energy, Inc., 6.625%, 1/15/27                                  3,060,750
           950,000            NRG Energy, Inc., 7.25%, 5/15/26                                   1,030,750
         1,590,001            NSG Holdings LLC/NSG Holdings, Inc., 7.75%,
                              12/15/25 (144A)                                                    1,743,039
         2,000,000            Talen Energy Supply LLC, 4.6%, 12/15/21                            1,710,000
         2,620,000(g)         TerraForm Power Operating LLC, 6.625%, 6/15/25 (144A)              2,777,200
         2,986,000            Vistra Energy Corp., 8.0%, 1/15/25 (144A)                          3,232,345
                                                                                            --------------
                                                                                            $   18,154,269
                                                                                            --------------
                              Total Utilities                                               $   23,818,880
----------------------------------------------------------------------------------------------------------
                              TOTAL CORPORATE BONDS
                              (Cost $343,148,211)                                           $  347,803,957
----------------------------------------------------------------------------------------------------------
                              SOVEREIGN DEBT OBLIGATIONS --
                              0.9% of Net Assets
                              Argentina -- 0.5%
         2,055,000            Provincia del Chubut Argentina, 7.75%,
                              7/26/26 (144A)                                                $    1,567,348
----------------------------------------------------------------------------------------------------------
                              Russia -- 0.4%
         1,032,400(g)         Russian Government International Bond,
                              7.5%, 3/31/30                                                 $    1,138,221
----------------------------------------------------------------------------------------------------------
                              TOTAL SOVEREIGN DEBT OBLIGATIONS
                              (Cost $2,831,977)                                             $    2,705,569
----------------------------------------------------------------------------------------------------------
                              SENIOR SECURED FLOATING RATE
                              LOAN INTERESTS -- 7.0% of Net Assets*(d)
                              CAPITAL GOODS -- 0.3%
                              Aerospace & Defense -- 0.2%
           613,996            DynCorp International, Inc., Term Loan B2, 8.165%
                              (LIBOR + 600 bps), 7/7/20                                     $      616,299
----------------------------------------------------------------------------------------------------------
                              Industrial Machinery -- 0.1%
           373,374            Blount International, Inc., Refinancing Term Loan,
                              6.354% (LIBOR + 425 bps), 4/12/23                             $      375,707
                                                                                            --------------
                              Total Capital Goods                                           $      992,006
----------------------------------------------------------------------------------------------------------
                              DIVERSIFIED FINANCIALS -- 0.3%
                              Diversified Capital Markets -- 0.3%
           987,500            Trico Group LLC, First Lien Initial Term Loan, 8.813%
                              (LIBOR + 650 bps), 2/2/24                                     $      992,438
                                                                                            --------------
                              Total Diversified Financials                                  $      992,438
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/18 29

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                    Value
----------------------------------------------------------------------------------------------------------
                              ENERGY -- 1.3%
                              Oil & Gas Drilling -- 0.4%
         1,345,000            Gavilan Resources LLC, Second Lien Initial Term Loan,
                              8.165% (LIBOR + 600 bps), 3/1/24                              $    1,274,387
----------------------------------------------------------------------------------------------------------
                              Oil & Gas Exploration & Production -- 0.5%
         1,619,000(l)         Encino Acquisition Partners Holdings LLC, Second Lien
                              Term Loan, 9/26/25                                            $    1,651,380
----------------------------------------------------------------------------------------------------------
                              Pipeline -- 0.4%
         1,082,900            Summit Midstream Partners Holdings LLC, Term Loan
                              Credit Facility, 8.242% (LIBOR + 600 bps), 5/13/22            $    1,099,144
                                                                                            --------------
                              Total Energy                                                  $    4,024,911
----------------------------------------------------------------------------------------------------------
                              HEALTH CARE EQUIPMENT & SERVICES -- 1.1%
                              Health Care Facilities -- 0.4%
         1,270,000            Gentiva Health Services, Inc., Second Lien Term Loan
                              (LIBOR + 700 bps), 7/2/26                                     $    1,311,275
----------------------------------------------------------------------------------------------------------
                              Health Care Services -- 0.4%
           982,278            HC Group Holdings III, Inc., First Lien Refinancing
                              Term Loan, 5.992% (LIBOR + 375 bps), 4/7/22                   $      988,418
           196,482            nThrive, Inc. (fka Precyse Acquisition Corp.), Additional
                              Term B-2 Loan, 6.742% (LIBOR + 450 bps), 10/20/22                    197,710
                                                                                            --------------
                                                                                            $    1,186,128
----------------------------------------------------------------------------------------------------------
                              Health Care Technology -- 0.3%
         1,243,405^           Medical Card System, Inc., Term Loan, 5.5% (LIBOR +
                              450 bps), 9/2/19                                              $      808,213
                                                                                            --------------
                              Total Health Care Equipment & Services                        $    3,305,616
----------------------------------------------------------------------------------------------------------
                              HOUSEHOLD & PERSONAL PRODUCTS -- 0.3%
                              Personal Products -- 0.3%
         1,108,598            Revlon Consumer Products Corp., Initial Term B
                              Loan, 5.813% (LIBOR + 350 bps), 9/7/23                        $      848,078
                                                                                            --------------
                              Total Household & Personal Products                           $      848,078
----------------------------------------------------------------------------------------------------------
                              INSURANCE -- 0.6%
                              Property & Casualty Insurance -- 0.6%
         1,885,452            Confie Seguros Holding II Co., Second Lien Term Loan,
                              11.742% (LIBOR + 950 bps), 5/8/19                             $    1,850,100
                                                                                            --------------
                              Total Insurance                                               $    1,850,100
----------------------------------------------------------------------------------------------------------
                              MATERIALS -- 1.1%
                              Diversified Metals & Mining -- 0.6%
         1,596,000            Aleris International, Inc., Initial Term Loan, 6.992%
                              (LIBOR + 475 bps), 2/27/23                                    $    1,627,254
----------------------------------------------------------------------------------------------------------
                              Paper Packaging -- 0.4%
         1,224,705            Caraustar Industries, Inc., Refinancing Term Loan,
                              7.886% (LIBOR + 550 bps), 3/14/22                             $    1,236,799
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer High Income Trust | Semiannual Report | 9/30/18

----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                    Value
----------------------------------------------------------------------------------------------------------
                              Paper Products -- 0.1%
           334,510            Ranpak Corp., Second Lien Initial Term Loan, 9.408%
                              (LIBOR + 725 bps), 10/3/22                                    $      336,183
                                                                                            --------------
                              Total Materials                                               $    3,200,236
----------------------------------------------------------------------------------------------------------
                              MEDIA & ENTERTAINMENT -- 0.7%
                              Publishing -- 0.7%
            11,093            Lee Enterprises, Inc., First Lien Term Loan, 8.492%
                              (LIBOR + 625 bps), 3/31/19                                    $       11,107
         2,288,839            McGraw-Hill Global Education Holdings LLC, First
                              Lien Term B Loan, 6.242% (LIBOR + 400 bps), 5/4/22                 2,228,281
                                                                                            --------------
                              Total Media & Entertainment                                   $    2,239,388
----------------------------------------------------------------------------------------------------------
                              PHARMACEUTICALS, BIOTECHNOLOGY &
                              LIFE SCIENCES -- 0.2%
                              Life Sciences Tools & Services -- 0.2%
           500,000            Albany Molecular Research, Inc., Second Lien Initial
                              Term Loan, 9.242% (LIBOR + 700 bps), 8/30/25                  $      502,291
                                                                                            --------------
                              Total Pharmaceuticals, Biotechnology & Life Sciences          $      502,291
----------------------------------------------------------------------------------------------------------
                              RETAILING -- 0.9%
                              Automotive Retail -- 0.3%
           977,909            CWGS Group LLC, Term Loan, 4.87% (LIBOR +
                              275 bps), 11/8/23                                             $      963,241
----------------------------------------------------------------------------------------------------------
                              Department Stores -- 0.6%
         1,984,416            Neiman Marcus Group, Ltd., LLC, Other Term Loan,
                              5.37% (LIBOR + 325 bps), 10/25/20                             $    1,845,919
                                                                                            --------------
                              Total Retailing                                               $    2,809,160
----------------------------------------------------------------------------------------------------------
                              SOFTWARE & SERVICES -- 0.2%
                              Application Software -- 0.2%
           500,000            STG-Fairway Acquisitions, Inc., First Lien Term Loan,
                              7.592% (LIBOR + 525 bps), 6/30/22                             $      500,625
                                                                                            --------------
                              Total Software & Services                                     $      500,625
----------------------------------------------------------------------------------------------------------
                              TOTAL SENIOR SECURED FLOATING RATE
                              LOAN INTERESTS
                              (Cost $21,666,466)                                            $   21,264,849
----------------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                              8.1% of Net Assets
        16,000,000(k)         U.S. Treasury Bills, 10/11/18                                 $   15,990,905
         8,560,000(k)         U.S. Treasury Bills, 10/18/18                                      8,551,643
----------------------------------------------------------------------------------------------------------
                              TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                              (Cost $24,543,193)                                            $   24,542,548
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/18 31

----------------------------------------------------------------------------------------------------------
 Shares                                                                                     Value
----------------------------------------------------------------------------------------------------------
                              RIGHTS / WARRANTS -- 0.0%+ of Net Assets
                              ENERGY -- 0.0%+
                              Coal & Consumable Fuels -- 0.0%+
               354(a)(m)      Contura Energy, Inc., 7/26/23                                 $       15,930
----------------------------------------------------------------------------------------------------------
                              Oil & Gas Exploration & Production -- 0.0%+
             6,606+(a)(n)     Midstates Petroleum Co., Inc., 4/21/20                        $           --
                                                                                            --------------
                              Total Energy                                                  $       15,930
----------------------------------------------------------------------------------------------------------
                              HEALTH CARE EQUIPMENT & SERVICES -- 0.0%+
                              Health Care Services -- 0.0%+
         1,819,798(a)(o)      ANR, Inc., 3/31/23                                            $       24,385
                                                                                            --------------
                              Total Health Care Equipment & Services                        $       24,385
----------------------------------------------------------------------------------------------------------
                              HOUSEHOLD & PERSONAL PRODUCTS -- 0.0%+
                              Household Products -- 0.0%+
               159^(a)(p)     LTR Intermediate Holdings, Inc., 6/29/19                      $           --
                                                                                            --------------
                              Total Household & Personal Products                           $           --
----------------------------------------------------------------------------------------------------------
                              TOTAL RIGHTS/WARRANTS
                              (Cost $308,612)                                               $       40,315
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
 Number of                                                           Strike    Expiration
 Contracts             Description     Counterparty  Notional        Price     Date
----------------------------------------------------------------------------------------------------------
                              CURRENCY PUT OPTIONS PURCHASED -- 0.1%+
         7,394,000     Put EUR         Bank of       EUR 103,067     EUR 1.15  5/27/19      $      107,199
                       Call USD        America
         4,275,000     Put EUR         Bank of       EUR 64,069      EUR 1.15  9/23/19              76,010
                       Call USD        America
----------------------------------------------------------------------------------------------------------
                              TOTAL CURRENCY PUT OPTIONS PURCHASED
                              (Premiums paid $167,136)                                      $      183,209
----------------------------------------------------------------------------------------------------------
                              TOTAL OPTIONS PURCHASED
                              (Premiums paid $167,136)                                      $      183,209
----------------------------------------------------------------------------------------------------------
                              TOTAL INVESTMENTS IN UNAFFILIATED
                              ISSUERS -- 139.9%
                              (Cost $416,021,723)                                           $  422,049,550
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
 Number of                                                           Strike    Expiration
 Contracts             Description     Counterparty  Notional        Price     Date
----------------------------------------------------------------------------------------------------------
                              CURRENCY CALL OPTIONS WRITTEN -- 0.0%+
        (7,394,000)    Call EUR        Bank of       EUR 103,067     EUR 1.27  5/29/19      $      (34,532)
                       Put USD         America
        (4,275,000)    Call EUR        Bank of       EUR 64,069      EUR 1.27  9/23/19             (48,964)
                       Put USD         America
----------------------------------------------------------------------------------------------------------
                              TOTAL CURRENCY CALL OPTIONS WRITTEN
                              (Premiums received $(167,136))                                $      (83,496)
----------------------------------------------------------------------------------------------------------
                              OTHER ASSETS AND LIABILITIES -- (39.9)%                       $ (120,270,680)
----------------------------------------------------------------------------------------------------------
                              NET ASSETS -- 100.0%                                          $  301,695,374
==========================================================================================================

The accompanying notes are an integral part of these financial statements.

32 Pioneer High Income Trust | Semiannual Report | 9/30/18
bps           Basis Points.

LIBOR         London Interbank Offered Rate.

REIT          Real Estate Investment Trust.

ZERO          Zero Constant Index.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At September 30, 2018, the value of these securities amounted to $192,664,511, or 63.9% of net assets.

(Cat Bond)    Catastrophe or event-linked bond. At September 30, 2018, the value of these securities amounted to $1,253,350, or 0.4% of net assets.
              See Notes to Financial Statements -- Note 1F.

+             Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks,
              (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at September 30, 2018.

+ Securities that used significant unobservable inputs to determine their value.

^ Security is valued using fair value methods (other than supplied by independent pricing services). See Notes to Financial Statements -- Note 1A.

(a)           Non-income producing security.

(b)           Security is perpetual in nature and has no stated maturity date.

(c) The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at September 30, 2018.

(d) Floating rate note. Coupon rate, reference index and spread shown at September 30, 2018.

(e)           Security is priced as a unit.

(f) Payment in Kind (PIK) security which may pay interest in the form of additional principal amount.

(g) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at September 30, 2018.

(h)           Security is in default.

(i) Structured reinsurance investment. At September 30, 2018, the value of these securities amounted to $9,063,787, or 3.0% of net assets.

(j)           Rate to be determined.

(k) Security issued with a zero coupon. Income is recognized through accretion of discount.

(l) This term loan will settle after September 30, 2018, at which time the interest rate will be determined.

(m)           Contura Energy warrants are exercisable into 354 shares.

(n)           Midstates Petroleum warrants are exercisable into 6,606 shares.

(o)           ANR warrants are exercisable into 1,819,798 shares.

(p) LTR Intermediate Holdings warrants are exercisable into 159 shares.

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/18 33

(q) Distributions of investments by country of issue, as a percentage of long-term holdings based on country of domicile, is as follows:

              United States                                                80.6%
              Luxembourg                                                    3.2
              Netherlands                                                   2.6
              Bermuda                                                       2.4
              Canada                                                        2.3
              United Kingdom                                                2.0
              Ireland                                                       1.2
              Italy                                                         1.1
              Other (individually less than 1%)                             4.6
                                                                           -----
                                                                           100.0%
                                                                           =====

 FORWARD FOREIGN CURRENCY CONTRACTS

--------------------------------------------------------------------------------------------
           In                                                                 Unrealized
 Currency  Exchange  Currency                                    Settlement   Appreciation
 Purchased for       Sold     Deliver         Counterparty       Date         (Depreciation)
--------------------------------------------------------------------------------------------
 USD       425,863   IDR      (6,428,445,000) Bank of America    11/30/18     $ (2,369)
                                              NA
 USD       5,419,835 EUR      (4,588,503)     State Street Bank  11/30/18       66,426
                                              & Trust Co.
--------------------------------------------------------------------------------------------
 TOTAL FORWARD FOREIGN CURRENCY CONTRACTS                                     $ 64,057
============================================================================================

 SWAP CONTRACTS
 CENTRALLY CLEARED INTEREST RATE SWAP CONTRACT

------------------------------------------------------------------------------------------------------------------
                             Annual
 Notional      Pay/          Fixed        Pay/       Floating  Expiration  Premiums    Unrealized        Market
 Amount ($)    Receive(1)    Rate         Receive(2) Rate      Date        Paid        Appreciation      Value
------------------------------------------------------------------------------------------------------------------
 22,500,000    Pay           1.59%        Receive    LIBOR USD 11/9/20     $101        $578,829          $578,930
                                                     3 Month
------------------------------------------------------------------------------------------------------------------
 TOTAL CENTRALLY CLEARED INTEREST RATE SWAP CONTRACT                       $101        $578,829          $578,930
==================================================================================================================

OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS -- SELL PROTECTION

------------------------------------------------------------------------------------------------------------------
                             Obligation              Annual                            Unrealized
 Notional                    Reference/   Pay/       Fixed     Expiration  Premiums    Appreciation      Market
 Amount ($)(3) Counterparty  Index        Receive(2) Rate      Date        (Received)  (Depreciation)    Value
------------------------------------------------------------------------------------------------------------------
   485,000     Goldman Sachs Chesapeake   Receive    5.00%     6/20/22     $ (59,412)  $ 94,234          $  34,822
               International Energy Corp.
   310,000     Goldman Sachs Chesapeake   Receive    5.00%     6/20/22       (37,975)    60,232             22,257
               International Energy Corp.
   515,000     Goldman Sachs Chesapeake   Receive    5.00%     6/20/22       (57,938)    94,912             36,974
               International Energy Corp.
 1,020,000     Citibank NA   JC Penney    Receive    5.00%     12/20/20     (132,600)  (136,635)          (269,235)
                             Corp., Inc.
------------------------------------------------------------------------------------------------------------------
 TOTAL OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP
 CONTRACTS -- SELL PROTECTION                                              $(287,925)  $112,743          $(175,182)
==================================================================================================================
 TOTAL SWAP CONTRACTS                                                      $(287,824)  $691,572          $ 403,748
==================================================================================================================

(1)   Pays Semiannually.

(2)   Receives Quarterly.

(3) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

The accompanying notes are an integral part of these financial statements.

34 Pioneer High Income Trust | Semiannual Report | 9/30/18

Principal amounts are denominated in U.S. dollars ("USD") unless otherwise noted.

      ARS -- Argentine Peso
      EUR -- Euro
      IDR -- Indonesian Rupiah

Purchases and sales of securities (excluding temporary cash investments) for the six months ended September 30, 2018 were as follows:

--------------------------------------------------------------------------------
                                                 Purchases          Sales
--------------------------------------------------------------------------------
 Long-Term U.S. Government                       $          -       $  1,500,000
 Other Long-Term Securities                      $ 63,526,466       $ 60,712,996

The Trust is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc., (the "Adviser"), serves as the investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended September 30, 2018, the Trust engaged in purchases of $1,809,487 and sales of $0 pursuant to these procedures, which resulted in a net realized gain/loss of $0.

At September 30, 2018, the net unrealized appreciation on investments based on cost for federal tax purposes of $416,315,459 was as follows:

    Aggregate gross unrealized appreciation for all investments in which there
      is an excess of value over tax cost                                        $ 24,705,911

    Aggregate gross unrealized depreciation for all investments in which there
      is an excess of tax cost over value                                         (18,587,511)
                                                                                -------------
    Net unrealized appreciation                                                  $  6,118,400
                                                                                =============

Various inputs are used in determining the value of the Trust's investments. These inputs are summarized in the three broad levels below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Trust's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/18 35

The following is a summary of the inputs used as of September 30, 2018, in valuing the Trust's investments.

------------------------------------------------------------------------------------------------
                                 Level 1          Level 2           Level 3        Total
------------------------------------------------------------------------------------------------
Common Stocks
   Health Care
       Equipment & Services
          Health Care
             Technology          $         --     $          --     $      2,446   $       2,446
   Retailing
       Computer &
          Electronics Retail               --                --          141,941         141,941
   All Other Common Stocks             28,221                --               --          28,221
Convertible Preferred Stocks        6,811,277                --               --       6,811,277
Preferred Stocks
   Diversified Financials
       Specialized Finance                 --         3,225,000               --       3,225,000
   Materials
       Diversified Chemicals               --                --          106,220         106,220
   All Other Preferred Stocks       3,491,325                --               --       3,491,325
Asset Backed Security                      --           296,016               --         296,016
Collateralized Mortgage
   Obligation                              --           265,718               --         265,718
Commercial Mortgage-
   Backed Securities                       --         1,395,649               --       1,395,649
Convertible Corporate Bonds                --         9,745,290               --       9,745,290
Corporate Bonds
   Diversified Financials
       Other Diversified
          Financial Services               --                --        3,523,303       3,523,303
   Insurance
       Reinsurance                         --         1,253,350        9,063,787      10,317,137
   All Other Corporate
       Bonds                               --       333,963,517               --     333,963,517
Sovereign Debt Obligations                 --         2,705,569               --       2,705,569
Senior Secured Floating
   Rate Loan Interests
   Health Care Equipment &
       Services
          Health Care
             Technology                    --                --          808,213         808,213
   All Other Senior Secured
       Floating Rate
       Loan Interests                      --        20,456,636               --      20,456,636
U.S. Government And
   Agency Obligations                      --        24,542,548               --      24,542,548


The accompanying notes are an integral part of these financial statements.

36 Pioneer High Income Trust | Semiannual Report | 9/30/18

-------------------------------------------------------------------------------------------------
                                 Level 1          Level 2           Level 3        Total
-------------------------------------------------------------------------------------------------
Rights/Warrants
   Energy
       Oil & Gas
           Exploration &
           Production            $         --     $          --      $        --   $          --
   Health Care
       Equipment & Services
       Health Care Services                --            24,385               --          24,385
   Household &
       Personal Products
           Household Products              --                --               --              --
   All Other Rights/Warrants           15,930                --               --          15,930
Currency Put Option Purchased              --           183,209               --         183,209
-------------------------------------------------------------------------------------------------
Total Investments
   in Securities                 $ 10,346,753     $ 398,056,887     $ 13,645,910   $ 422,049,550
-------------------------------------------------------------------------------------------------
Other Financial Instruments
   Currency Call Option
       Written                   $         --     $    (83,496)     $         --   $     (83,496)
   Unrealized appreciation
       on forward foreign
       currency contracts                  --            64,057               --          64,057
   Swap contracts, at value                --           403,748               --         403,748
-------------------------------------------------------------------------------------------------
Total Other
   Financial Instruments         $         --     $     384,309     $         --   $     384,309
=================================================================================================

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/18 37

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

------------------------------------------------------------------------------------------------------------------------------------
                                                Change in
                         Balance     Realized   unrealized                                Accrued    Transfers Transfers Balance
                         as of       gain       appreciation                              discounts/ into      out of    as of
                         3/31/18     (loss)(1)  (depreciation)(2) Purchases  Sales        premiums   Level 3*  Level 3*  9/30/18
------------------------------------------------------------------------------------------------------------------------------------
Capital Goods
   Aerospace &
       Defense           $ 2,171,070 $  57,054  $ (58,638)        $       -- $(2,170,855) $   1,369  $      -- $      -- $        --
Health Care
   Equipment &
   Services
   Health Care
       Technology            853,713     2,500     (2,848)                --     (70,000)    24,848         --        --     808,213
Convertible Corporate
   Bonds
   Diversified
       Financials
       Other Diversified
          Financial
          Services         3,418,640        --     98,523                 --          --      6,140         --        --   3,523,303
Insurance
   Property
       & Casualty
       Insurance
   Reinsurance             8,063,458  (103,743)   416,844          2,602,191  (1,912,597)    (2,366)        --        --   9,063,787
Common Stocks
Capital Goods
   Industrial
       Machinery                 332      (332)        --                 --          --         --         --        --          --
Health Care
   Equipment &
   Services
   Health Care
       Technology              2,446        --         --                 --          --         --         --        --       2,446
Retailing
   Computer &
       Electronics Retail    134,435        --      7,506                 --          --         --         --        --     141,941
Preferred Stocks
   Materials
   Diversified
       Chemicals             106,220        --         --                 --          --         --         --        --     106,220
------------------------------------------------------------------------------------------------------------------------------------
Total                    $14,750,314 $ (44,521) $ 461,387         $2,602,191 $(4,153,452) $  29,991  $      -- $      -- $13,645,910
====================================================================================================================================

(1)  Realized gain (loss) on these securities is included in the realized gain
     (loss) from investments on the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.

* Transfers are calculated on the beginning of period value. For the six months ended September 30, 2018, there were no transfers between Levels 1, 2 and 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments
still held and considered Level 3 at September 30, 2018:                        $ (556,444)
                                                                                -----------

The accompanying notes are an integral part of these financial statements.

38 Pioneer High Income Trust | Semiannual Report | 9/30/18

Statement of Assets and Liabilities | 9/30/18 (unaudited)

ASSETS:
  Investments in unaffiliated issuers, at value (cost $416,021,723)         $422,049,550
  Foreign currencies, at value (cost $852,221)                                   896,591
  Swap contracts, at value (net premiums received $(287,824))                    403,748
  Swaps collateral                                                               247,772
  Receivables --
     Investment securities sold                                                  614,809
     Interest                                                                  7,507,079
     Dividends                                                                    60,809
  Net unrealized appreciation on forward foreign currency contracts               64,057
  Other assets                                                                     7,064
-----------------------------------------------------------------------------------------
        Total assets                                                        $431,851,479
=========================================================================================
LIABILITIES:
   Payables --
      Credit agreement                                                      $125,000,000
      Investment securities purchased                                          3,227,761
      Trustees' fees                                                                 935
      Interest expense                                                            11,809
   Due to custodian                                                            1,116,182
   Due to broker for swap contracts                                              583,659
   Variation margin for swap contracts                                             6,546
   Written options outstanding (net premiums received $(167,136))                 83,496
   Due to affiliates                                                               8,697
   Accrued expenses                                                              117,020
-----------------------------------------------------------------------------------------
          Total liabilities                                                 $130,156,105
=========================================================================================
NET ASSETS:
  Paid-in capital                                                           $373,852,594
  Distributable earnings (loss)                                              (72,157,220)
-----------------------------------------------------------------------------------------
         Net assets                                                         $301,695,374
=========================================================================================
NET ASSET VALUE PER SHARE:
  No par value
     Based on $301,695,374/29,231,771 shares                                $      10.32
=========================================================================================

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/18 39

Statement of Operations (unaudited)

For the Six Months Ended 9/30/18

INVESTMENT INCOME:
   Interest from unaffiliated issuers                              $ 15,102,793
   Dividends from unaffiliated issuers                                  414,929
--------------------------------------------------------------------------------------------------
         Total investment income                                                     $ 15,517,722
--------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                  $  1,293,004
  Administrative expense                                                 46,331
  Transfer agent fees                                                     9,988
  Shareowner communications expense                                      10,796
  Custodian fees                                                         20,729
  Professional fees                                                      35,340
  Printing expense                                                       10,646
  Pricing fees                                                           13,711
  Trustees' fees                                                          9,096
  Insurance expense                                                       4,697
  Interest expense                                                    1,972,035
  Miscellaneous                                                          38,902
--------------------------------------------------------------------------------------------------
     Total expenses                                                                  $  3,465,275
--------------------------------------------------------------------------------------------------
         Net investment income                                                       $ 12,052,447
--------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                           $ (5,769,394)
     Forward foreign currency contracts                                 299,354
     Swap contracts                                                     112,624
     Other assets and liabilities denominated
        in foreign currencies                                          (295,889)     $ (5,653,305)
--------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                           $   (780,875)
     Written options                                                     83,640
     Forward foreign currency contracts                                  45,173
     Swap contracts                                                      (6,935)
     Other assets and liabilities denominated
        in foreign currencies                                           (54,771)     $   (713,768)
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                             $ (6,367,073)
--------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                               $  5,685,374
==================================================================================================

The accompanying notes are an integral part of these financial statements.

40 Pioneer High Income Trust | Semiannual Report | 9/30/18

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------
                                                               Six Months
                                                               Ended                Year
                                                               9/30/18              Ended
                                                               (unaudited)          3/31/18
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                   $  12,052,447        $  24,803,672
Net realized gain (loss) on investments                           (5,653,305)          (4,303,085)
Change in net unrealized appreciation (depreciation)
  on investments                                                    (713,768)          (3,046,334)
--------------------------------------------------------------------------------------------------
      Net increase in net assets resulting
          from operations                                      $   5,685,374        $  17,454,253
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
($0.39 and $0.78 per share, respectively)                      $ (11,400,391)       $ (22,800,780)
--------------------------------------------------------------------------------------------------
     Total distributions to shareowners                        $ (11,400,391)       $ (22,800,780)
--------------------------------------------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
  Net decrease in net assets                                   $  (5,715,017)       $  (5,346,527)
--------------------------------------------------------------------------------------------------
NET ASSETS:*
Beginning of period                                            $ 307,410,391        $ 312,756,918
--------------------------------------------------------------------------------------------------
End of period                                                  $ 301,695,374        $ 307,410,391
==================================================================================================

* For the year ended March 31, 2018 undistributed net investment income was presented as follows: $2,052,945

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/18 41

Statement of Cash Flows

For the Six Months Ended 9/30/18

Cash Flows From Operating Activities:
  Net increase in net assets resulting from operations                               $   5,685,374
---------------------------------------------------------------------------------------------------
Adjustments to reconcile net increase in net assets resulting from operations to net cash and foreign currencies from operating activities:
   Purchases of investment securities                                                $ (61,502,425)
   Proceeds from disposition and maturity of investment securities                      62,043,117
   Net purchases of temporary cash investments                                          (2,463,507)
   Net (accretion) and amortization of discount/premium on investment securities          (972,971)
   Change in unrealized appreciation on investments in unaffiliated issuers                780,875
   Change in unrealized appreciation on swap contracts                                       6,935
   Change in unrealized appreciation on forward foreign currency contracts                 (45,173)
   Change in unrealized depreciation on other assets and liabilities denominated
      in foreign currency                                                                   45,304
   Change in unrealized appreciation on written options                                    (83,640)
   Net realized loss on investments                                                      5,769,394
   Decrease in swap collateral                                                              68,189
   Decrease in interest receivable                                                         277,530
   Increase in other assets                                                                 (1,683)
   Decrease in due to affiliates                                                              (807)
   Increase in trustees' fees payable                                                          638
   Increase in accrued expenses payable                                                     60,665
   Decrease in interest expense payable                                                     (1,229)
   Decrease in premiums received on written options                                        167,136
   Increase in cash due to broker for swap contracts                                        80,946
   Increase in variation margin for centrally cleared swap contracts                         7,853
---------------------------------------------------------------------------------------------------
      Net cash and foreign currencies from operating activities                      $   9,922,521
---------------------------------------------------------------------------------------------------
Cash Flows Used in Financing Activities:
  Decrease in due to custodian                                                       $   1,116,182
  Distributions to shareowners                                                         (11,400,391)
---------------------------------------------------------------------------------------------------
     Net cash and foreign currencies used in financing activities                    $ (10,284,209)
---------------------------------------------------------------------------------------------------
Effect of Foreign Exchange Fluctuations on Cash:
   Effect of foreign exchange fluctuations on cash                                   $     (45,304)
---------------------------------------------------------------------------------------------------
Cash and Foreign Currencies:
  Beginning of the period                                                            $   1,303,583
---------------------------------------------------------------------------------------------------
  End of the period                                                                  $     896,591
---------------------------------------------------------------------------------------------------
Cash Flow Information:
  Cash paid for interest                                                             $   1,973,264
===================================================================================================

The accompanying notes are an integral part of these financial statements.

42 Pioneer High Income Trust | Semiannual Report | 9/30/18

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                       Six Months
                                                       Ended         Year       Year         Year         Year         Year
                                                       9/30/18       Ended      Ended        Ended        Ended        Ended
                                                       (unaudited)   3/31/18    3/31/17*     3/31/16*     3/31/15*     3/31/14
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period                   $  10.52      $  10.70   $   9.34     $  11.89     $  14.19     $  14.23
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations: (a)
   Net investment income                               $   0.41      $   0.85   $   0.95     $   1.19     $   1.36     $   1.50
   Net realized and unrealized gain (loss)
      on investments                                      (0.22)        (0.25)      1.38        (2.40)       (2.05)        0.12
------------------------------------------------------------------------------------------------------------------------------------
Distributions to preferred shareowners from:
   Net investment income                               $     --      $     --   $     --     $     --     $     --     $  (0.01)(b)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations     $   0.19      $   0.60   $   2.33     $  (1.21)    $  (0.69)    $   1.61
------------------------------------------------------------------------------------------------------------------------------------
Distributions to common shareowners from:
   Net investment income and previously undistributed
      net investment income                            $  (0.39)     $  (0.78)  $  (0.97)**  $  (1.34)**  $  (1.61)**  $  (1.65)**
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value             $  (0.20)     $  (0.18)  $   1.36     $  (2.55)    $  (2.30)    $  (0.04)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $  10.32      $  10.52   $  10.70     $   9.34     $  11.89     $  14.19
------------------------------------------------------------------------------------------------------------------------------------
Market value, end of period                            $   9.26      $   9.39   $   9.87     $  10.04     $  12.87     $  17.83
====================================================================================================================================
Total return at net asset value (c)                        2.25%(d)      6.38%     26.13%      (10.54)%      (7.38)%      10.32%
Total return at market value (c)                           2.79%(d)      2.94%      8.23%      (11.37)%     (20.28)%      16.24%
Ratios to average net assets of common shareowners:
   Total expenses plus interest expense (e)(f)             2.27%(g)      2.14%      2.10%        1.67%        1.33%        1.04%
   Net investment income before preferred
      share distributions                                  7.89%(g)      7.88%      9.36%       11.23%       10.30%       10.70%
   Preferred share distributions                             --%(g)        --%        --%          --%          --%        0.04%
   Net investment income available to shareowners          7.89%(g)      7.88%      9.36%       11.23%       10.30%       10.66%
Portfolio turnover rate                                      16%(d)        29%        48%          24%          37%          30%
Net assets, end of period (in thousands)               $301,695      $307,410   $312,757     $271,900     $344,349     $406,884

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/18 43

------------------------------------------------------------------------------------------------------------------------------------
                                                         Six Months
                                                         Ended       Year       Year         Year         Year         Year
                                                         9/30/18     Ended      Ended        Ended        Ended        Ended
                                                         (unaudited) 3/31/18    3/31/17*     3/31/16*     3/31/15*     3/31/14
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares outstanding (in thousands)              $     --    $     --   $     --     $     --     $     --     $       --(b)
Asset coverage per preferred share, end of period        $     --    $     --   $     --     $     --     $     --     $       --(b)
Average market value per preferred share (h)             $     --    $     --   $     --     $     --     $     --     $       --(b)
Liquidation value, including dividends payable,
   per preferred share                                   $     --    $     --   $     --     $     --     $     --     $       --(b)
Total amount of debt outstanding (in thousands)          $125,000    $125,000   $125,000     $125,000     $151,000     $  151,000
Asset coverage per $1,000 of indebtedness
   (in thousands)                                        $  3,414    $  3,459   $  3,502     $  3,175     $  3,280     $    3,419
====================================================================================================================================

* The Trust was audited by an independent registered public accounting firm other than Ernst & Young LLP.

** The amount of distributions made to shareowners during the period was in excess of the net investment income earned by the Trust during the period. The Trust has accumulated undistributed net investment income which is part of the Trust's NAV. A portion of this accumulated net investment income was distributed to shareowners during the period. A decrease in distributions may have a negative effect on the market value of the Trust's shares.

(a) The per-share data presented above is based upon the average common shares outstanding for the periods presented.

(b)  Preferred shares were redeemed during the period.

(c) Total investment return is calculated assuming a purchase of common shares at the current net asset value or market value on the first day and a sale at the current net asset value or market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.

(d)  Not annualized.

(e) Expense ratios do not reflect the effect of distribution payments to preferred shareowners.

(f) Includes interest expense of 1.29% (annualized), 1.05%, 1.11%, 0.63%, 0.38% and 0.02%, respectively.

(g)  Annualized.

(h)  Market value is redemption value without an active market.


The accompanying notes are an integral part of these financial statements.


44 Pioneer High Income Trust | Semiannual Report | 9/30/18

Notes to Financial Statements | 9/30/18 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer High Income Trust (the "Trust") was organized as a Delaware statutory trust on January 30, 2002. Prior to commencing operations on April 26, 2002, the Trust had no operations other than matters relating to its organization and registration as a closed-end management investment company under the Investment Company Act of 1940, as amended. The investment objective of the Trust is to provide a high level of current income and the Trust may, as a secondary objective, also seek capital appreciation to the extent that it is consistent with its investment objective.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Trust's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Trust's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the "Adviser") and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the "Distributor").

In October 2016, the Securities and Exchange Commission ("SEC") released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. The Trust's financial statements were prepared in compliance with the amendments to Regulation S-X.

In August 2018, the SEC released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. General Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Trust's financial statements were prepared in compliance with the new amendments to Regulation S-X.

The Trust's financial statements have been prepared in conformity with U.S. GAAP that require the management of the Trust to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial

                      Pioneer High Income Trust | Semiannual Report | 9/30/18 45 statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The Trust is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Trust is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by

46 Pioneer High Income Trust | Semiannual Report | 9/30/18 independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Trust's shares are determined as of such times. The Trust may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

     Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter ("OTC") options and options on swaps ("swaptions") are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

     Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

     Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

     Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

                      Pioneer High Income Trust | Semiannual Report | 9/30/18 47

     Securities or loan interests for which independent pricing services or broker dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Trust's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Trust's securities may differ significantly from exchange prices, and such differences could be material.

     At September 30, 2018, seven securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 1.52% of net assets. The value of this fair valued security was $4,597,017.

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend data in the exercise of reasonable diligence.

     Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

     Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

48 Pioneer High Income Trust | Semiannual Report | 9/30/18

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Trust are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.   Forward Foreign Currency Contracts

     The Trust may enter into forward foreign currency contracts ("contracts") for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Trust's financial statements. The Trust records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

     At September 30, 2018, the Trust had entered into various forward foreign currency contracts that obligated the Trust to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Trust may close out such contract by entering into an offsetting contract.

                      Pioneer High Income Trust | Semiannual Report | 9/30/18 49

     The average market value of forward foreign currency contracts open during the six months ended September 30, 2018, was $(5,670,577). Forward foreign currency contracts outstanding at September 30, 2018, are listed in the Schedule of Investments.

E.   Federal Income Taxes

     It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of March 31, 2018, the Trust did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended March 31, 2018 was as follows:

     ---------------------------------------------------------------------------
                                                                            2018
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                 $22,800,780
     ---------------------------------------------------------------------------
          Total                                                      $22,800,780
     ===========================================================================

     The following shows the components of distributable earnings (losses) on a federal income tax basis at March 31, 2018:

     ---------------------------------------------------------------------------
                                                                           2018
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                  $  2,765,055
     Capital loss carryforward                                       (75,781,758)
     Other book/tax temporary differences                             (1,036,520)
     Unrealized appreciation                                           7,611,020
     ---------------------------------------------------------------------------
          Total                                                     $(66,442,203)
     ===========================================================================

50 Pioneer High Income Trust | Semiannual Report | 9/30/18

     The difference between book basis and tax basis unrealized depreciation is primarily attributable to the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the book/tax differences in the accrual of income on securities in default, the difference between book and tax amortization methods and discounts on fixed income securities.

F.   Insurance-Linked Securities ("ILS")

     The Trust invests in event-linked bonds and other ILS. The Trust could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur and, accordingly, ILS carry significant risk. The Trust is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Trust to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Trust's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

     Where the ILS are based on the performance of underlying reinsurance contracts, the Trust has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Trust's structured reinsurance investments, and therefore the Trust's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid

                      Pioneer High Income Trust | Semiannual Report | 9/30/18 51 securities by the Trust. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Trust is forced to sell an illiquid asset, the Trust may be forced to sell at a loss.

G.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Trust purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Trust at a later date, and at a specific price, which is typically higher than the purchase price paid by the Trust. The securities purchased serve as the Trust's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian or a sub-custodian of the Trust. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Trust is entitled to sell the securities, but the Trust may not be able to sell them for the price at which they were purchased, thus causing a loss to the Trust. Additionally, if the counterparty becomes insolvent, there is some risk that the Trust will not have a right to the securities, or the immediate right to sell the securities.

     As of and for the six months ended September 30, 2018, the Trust had no open repurchase agreements.

H.   Risks

     At times, the Trust's investments may represent industries or industry sectors that are interrelated or have common risks, making the Trust more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

     The value of securities held by the Trust may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     The Trust invests in below investment grade ("high yield") debt securities, floating rate loans and insurance-linked securities. The Trust may invest in securities and other obligations of any credit quality, including those that are rated below investment grade, or are unrated but are determined by the Adviser to be of equivalent credit quality. Below investment grade securities

52 Pioneer High Income Trust | Semiannual Report | 9/30/18 are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. Below investment grade securities, including floating rate loans, involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities. Certain securities in which the Trust invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Trust will not receive its sale proceeds until that time, which may constrain the Trust's ability to meet its obligations. The Trust may invest in securities of issuers that are in default or that are in bankruptcy. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended settlement periods. The Trust's investments in certain foreign markets or countries with limited developing markets may subject the Trust to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions. The Trust may invest up to 50% of its total assets in illiquid securities. Illiquid securities are securities that the Trust reasonably expects cannot be sold or disposed of in the current market in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.

     Interest rates in the U.S. have been historically low and have begun to rise, so the Trust faces a heightened risk that interest rates may continue to rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities.

     With the increased use of technologies such as the Internet to conduct business, the Trust is susceptible to operational, information security and related risks. While the Trust's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Trust cannot control the cybersecurity plans and systems put in place by service providers to the Trust such as Brown Brothers Harriman & Co., the Trust's custodian and accounting agent, and American Stock Transfer & Trust Company ("AST"), the Trust's transfer agent. In addition, many beneficial owners of Trust shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Trust nor Amundi Pioneer exercises

                      Pioneer High Income Trust | Semiannual Report | 9/30/18 53 control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Trust's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Trust's ability to calculate its net asset value, impediments to trading, the inability of Trust shareowners to effect share purchases or receive distributions, loss of or unauthorized access to private shareowners information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

I.   Credit Default Swap Contracts

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event on an underlying reference obligation, which may be a single security or a basket or index of securities. The Trust may buy or sell credit default swap contracts to seek to increase the Trust's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

     As a seller of protection, the Trust would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Trust. In return, the Trust would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Trust would keep the stream of payments and would have no payment obligation. The Trust may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Trust would function as the counterparty referenced above.

     As a buyer of protection, the Trust makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Trust, as the protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Trust are recorded as realized gains or losses on the Statement of Operations.

54 Pioneer High Income Trust | Semiannual Report | 9/30/18

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Trust had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Trust is a protection buyer and no credit event occurs, it will lose its investment. If the Trust is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Trust, together with the periodic payments received, may be less than the amount the Trust pays to the protection buyer, resulting in a loss to the Trust.

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Trust are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Trust is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as "Variation margin for centrally cleared swaps" on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at September 30, 2018, is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.

     The average market value of credit default swap contracts open during the six months ended September 30, 2018 was $(81,437). Open credit default swap contracts at September 30, 2018 are listed in the Schedule of Investments.

J.   Interest Rate Swap Contracts

     The Trust may enter into interest rate swaps to attempt to hedge against interest rate fluctuations or to enhance its income. Pursuant to the interest rate swap contract, the Trust negotiates with a counterparty to exchange a periodic stream of payments based on a benchmark interest rate. One cash flow stream will typically be a floating rate payment based upon the specified

                      Pioneer High Income Trust | Semiannual Report | 9/30/18 55 floating benchmark interest rate while the other is typically a fixed interest rate. Payment flows are usually netted against each other, with the difference being paid by one party to the other on a monthly basis.

     Periodic payments received or paid by the Trust are recorded as realized gains or losses on the Statement of Operations. Interest rate swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded within "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Interest rate swap contracts are subject to counterparty risk and movements in interest rates. Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Trust are pursuant to a centrally cleared swap contracts with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Trust is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared swap contracts is recorded as variation margin for centrally cleared swaps on the Statement of Assets and Liabilities.

     The average market value of interest swap contracts open during the six months ended September 30, 2018 was $619,832. Open interest rate swap contracts at September 30, 2018 are listed in the Schedule of Investments.

K.   Option Writing

     The Trust may write put and covered call options to seek to increase total return. When an option is written, the Trust receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Trust writes an option, an amount equal to the premium received by the Trust is recorded as "Written options outstanding" on the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Trust on the expiration date as realized gains from investments on the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain on the Statement of Operations, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Trust has realized a gain or loss. The Trust as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

56 Pioneer High Income Trust | Semiannual Report | 9/30/18

     The average market value of written options for the six months ended September 30, 2018 was $(51,604). Open written options contracts at September 30, 2018 are listed in the Trust's Schedule of Investments.

L.   Purchased Options

     The Trust may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Trust to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Trust is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Trust's Statement of Operations. As the purchaser of an index option, the Trust has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.

     The average market value of purchased options contracts open during the six months ended September 30, 2018 was $92,717. Open purchased options at September 30, 2018 are listed in the Trust's Schedule of Investments.

M.   Automatic Dividend Reinvestment Plan

     All shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the "Plan"), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the "Plan Agent"), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

                      Pioneer High Income Trust | Semiannual Report | 9/30/18 57

     If a shareowner's shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner's behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner's cash dividends in shares of the Trust on terms that differ from the terms of the Plan.

     Whenever the Trust declares a dividend on shares payable in cash, participants in the Plan will receive the equivalent in shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized shares from the Trust or (ii) by purchase of outstanding shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued shares. The number of newly issued shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may be able to transfer the shares to another broker and continue to participate in the Plan.

2. Management Agreement

The Adviser manages the Trust's portfolio. Management fees payable under the Trust's Advisory Agreement with the Adviser are calculated daily at the annual rate of 0.60% of the Trust's average daily managed assets. "Managed assets" means (a) the total assets of the Trust, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means. For the six months

58 Pioneer High Income Trust | Semiannual Report | 9/30/18 ended September 30, 2018 the net management fee was 0.60% (annualized) of the Trust's average daily managed assets, which was equivalent to 0.85% (annualized) of the Trust's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Trust as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $8,697 in management fees, administrative costs and certain other reimbursements payable to the Adviser at September 30, 2018.

3. Transfer Agent

American Stock Transfer & Trust Company ("AST") serves as the transfer agent with respect to the Trust's shares. The Trust pays AST an annual fee, as is agreed to from time to time by the Trust and AST, for providing such services.

In addition, the Trust reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls.

4. Assets and Liabilities Offsetting

The Trust has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Trust and a counterparty that governs the trading of certain Over the Counter ("OTC") derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.

Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Trust's credit risk to its counterparty equal to any amounts payable by the Trust under the applicable transactions, if any. However, the Trust's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA of each counterparty is subject.

                      Pioneer High Income Trust | Semiannual Report | 9/30/18 59

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Trust and/or counterparty is held in segregated accounts by the Trust's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Trust's collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as "Swaps collateral". Securities pledged by the Trust as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Trust as of September 30, 2018.

-----------------------------------------------------------------------------------------------------
                              Derivative
                              Assets
                              Subject to     Derivatives   Non-Cash      Cash         Net Amount
                              Master Netting Available     Collateral    Collateral   of Derivative
 Counterparty                 Agreement      for Offset    Received (a)  Received (a) Assets (b)
-----------------------------------------------------------------------------------------------------
 Bank of America NA           $        --    $     --      $    --       $    --      $        --
 Citibank NA                           --          --           --            --               --
 Goldman Sachs
  International                   249,378          --           --            --          249,378
 State Street Bank &
  Trust Co.                        66,426          --           --            --           66,426
-----------------------------------------------------------------------------------------------------
    Total                     $   315,804    $     --      $    --       $    --      $   315,804
=====================================================================================================

-----------------------------------------------------------------------------------------------------
                              Derivative
                              Liabilities
                              Subject to     Derivatives   Non-Cash      Cash         Net Amount
                              Master Netting Available     Collateral    Collateral   of Derivative
 Counterparty                 Agreement      for Offset    Received (a)  Received (a) Liabilities (b)
-----------------------------------------------------------------------------------------------------
 Bank of America NA           $     2,369    $     --      $    --       $    --      $     2,369
 Citibank NA                      136,635          --           --            --          136,635
 Goldman Sachs
  International                        --          --           --            --               --
 State Street Bank &
  Trust Co.                            --          --           --            --               --
-----------------------------------------------------------------------------------------------------
    Total                     $   139,004    $     --      $    --       $    --      $   139,004
=====================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

60 Pioneer High Income Trust | Semiannual Report | 9/30/18

5.   Additional Disclosures about Derivative Instruments and Hedging Activities

The Trust's use of derivatives may enhance or mitigate the Trust's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Trust.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at September 30, 2018 was as follows:

--------------------------------------------------------------------------------
 Statement of Assets and Liabilities

                       Interest   Credit      Foreign         Equity   Commodity
                       Rate Risk  Risk        Exchange Risk   Risk     Risk
--------------------------------------------------------------------------------
 Assets:
  Swap contracts,
   at value            $578,930   $(175,182)  $      --       $  --    $  --
  Net unrealized
   appreciation on
   forward foreign
   currency contracts        --          --      64,057          --       --
--------------------------------------------------------------------------------
   Total Value         $578,930   $(175,182)  $  64,057       $  --    $  --
================================================================================

--------------------------------------------------------------------------------
 Statement of Assets and Liabilities

                       Interest   Credit      Foreign         Equity   Commodity
                       Rate Risk  Risk        Exchange Risk   Risk     Risk
--------------------------------------------------------------------------------
 Liabilities:
  Written options      $     --   $      --   $  83,496       $  --    $  --
--------------------------------------------------------------------------------
    Total Value        $     --   $      --   $  83,496       $  --    $  --
================================================================================

                      Pioneer High Income Trust | Semiannual Report | 9/30/18 61

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at September 30, 2018 was as follows:

--------------------------------------------------------------------------------
Statement of Operations

                       Interest   Credit      Foreign         Equity   Commodity
                       Rate Risk  Risk        Exchange Risk   Risk     Risk
--------------------------------------------------------------------------------
 Net realized gain
  (loss) on:
  Swap contracts       $ 57,128   $  55,496   $      --       $  --    $  --
  Forward foreign
    currency contracts       --          --     299,354          --       --
--------------------------------------------------------------------------------
    Total Value        $ 57,128   $  55,496   $ 299,354       $  --    $  --
================================================================================
 Change in net
  unrealized
  appreciation
  (depreciation) on:
  Swap contracts       $ 87,680   $ (94,615)  $      --       $  --    $  --
  Forward foreign
   currency contracts        --          --      45,173          --       --
  Written options            --          --      83,640          --       --
--------------------------------------------------------------------------------
   Total Value         $ 87,680   $ (94,615)  $ 128,813       $  --    $  --
================================================================================

6.   Trust Shares

There are an unlimited number of shares of beneficial interest authorized.

Transactions in shares of beneficial interest for the six months ended September 30, 2018 and the year ended March 31, 2018 were as follows:

--------------------------------------------------------------------------------
                                                 9/30/18              3/31/18
--------------------------------------------------------------------------------
 Shares outstanding at beginning of period       29,231,771           29,231,771
--------------------------------------------------------------------------------
 Shares outstanding at end of period             29,231,771           29,231,771
================================================================================

62 Pioneer High Income Trust | Semiannual Report | 9/30/18

7. Credit Agreement

The Trust has entered into a Revolving Credit Facility (the "Credit Agreement") agreement with Credit Suisse. Loan under the credit agreement are offered at a daily rate equal to the U.S. three-month LIBOR rate plus 1.75%. There is no fixed borrowing limit.

At September 30, 2018, the Trust had a borrowing outstanding under the credit agreement totaling $125,000,000. The interest rate charged at September 30, 2018 was 3.14%. During the six months ended September 30, 2018, the average daily balance was $125,000,000 at an average interest rate of 3.15%. Interest expense of $1,972,035 in connection with the credit agreement is included in the Statement of Operations.

The Trust is required to fully collateralize its outstanding loan balance as determined by Credit Suisse. Pledged assets are held in a segregated account and are denoted on the Schedule of Investments.

The Trust is required to maintain 300% asset coverage with respect to amounts outstanding under the Credit Agreement. Asset coverage is calculated by subtracting the Trust's total liabilities not including any bank loans and senior securities, from the Trust's total assets and dividing such amount by the principal amount of the borrowing outstanding.

8. Subsequent Events

A monthly dividend was declared on October 3, 2018 from undistributed and accumulated net investment income of $0.0650 per share payable October 31, 2018, to shareowners of record on October 17, 2018.

                      Pioneer High Income Trust | Semiannual Report | 9/30/18 63

ADDITIONAL INFORMATION

During the period, there have been no material changes in the Trust's investment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which has not been approved by the shareowners. During the period, there have been no changes in the principal risk factors associated with investment in the Trust. There were no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its shares in the open market.

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. ("the Adviser"), the Trust's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Trust's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Trust upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Trust's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Trust's independent registered public accounting firm, D&T's reports on the Trust's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

64 Pioneer High Income Trust | Semiannual Report | 9/30/18

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged an independent registered public accounting firm, Ernst & Young LLP ("EY").

Prior to its engagement, EY had advised the Trust's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment adviser or investment banking services). None of the foregoing services involved the Trust, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Trust under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Trust, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

                      Pioneer High Income Trust | Semiannual Report | 9/30/18 65

Results of Shareholder Meeting

At the annual meeting held on September 20, 2018, shareowners of the Trust were asked to consider the proposals described below. A report of the total votes cast by the Trust's shareholders follows:

Proposal 1 - To elect three Class I Trustees

--------------------------------------------------------------------------------
 Nominee                                                For            Withheld
--------------------------------------------------------------------------------
 Thomas J. Perna                                        25,056,124     2,411,676
 Marguerite A. Piret                                    26,159,202     1,308,598
 Fred J. Ricciardi                                      26,175,451     1,292,349

66 Pioneer High Income Trust | Semiannual Report | 9/30/18

Approval of Investment Management Agreement

Amundi Pioneer Asset Management, Inc. ("APAM") serves as the investment adviser to Pioneer High Income Trust (the "Trust") pursuant to an investment management agreement between APAM and the Trust. In order for APAM to remain the investment adviser of the Trust, the Trustees of the Trust must determine annually whether to renew the investment management agreement for the Trust.

The contract review process began in January 2018 as the Trustees of the Trust agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2018, July 2018 and September 2018. In addition, the Trustees reviewed and discussed the Trust's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Trust provided to the Trustees at regularly scheduled meetings, in connection with the review of the Trust's investment management agreement.

In March 2018, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Trust, as well as the level of investment by the Trust's portfolio managers in the Trust. In July 2018, the Trustees, among other things, reviewed the Trust's management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("APIAM" and, together with APAM, "Amundi Pioneer"), as compared to that of APAM's fund management business, and considered the differences between the fees and expenses of the Trust and the fees and expenses of APAM's and APIAM's institutional accounts, as well as the different services provided by APAM to the Trust and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees' request, in September 2018.

At a meeting held on September 18, 2018, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Trust, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees

                      Pioneer High Income Trust | Semiannual Report | 9/30/18 67 considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Trust, taking into account the investment objective and strategy of the Trust. The Trustees also reviewed APAM's investment approach for the Trust and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Trust. They also reviewed the amount of non-Trust assets managed by the portfolio managers of the Trust. They considered the non-investment resources and personnel of APAM that are involved in APAM's services to the Trust, including APAM's compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM's senior management to the Pioneer Fund complex.

The Trustees considered that APAM supervises and monitors the performance of the Trust's service providers and provides the Trust with personnel (including Trust officers) and other resources that are necessary for the Trust's business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Trust's business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Trust were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Trust

In considering the Trust's performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Trust's performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and the performance of the Trust's benchmark index. They also discuss the Trust's performance with APAM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the investment management agreement.

68 Pioneer High Income Trust | Semiannual Report | 9/30/18

Management Fee and Expenses.

The Trustees considered information showing the fees and expenses of the Trust in comparison to the management fees and expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Trust's shareowners.

The Trustees considered that the Trust's management fee (based on managed assets) for the most recent fiscal year was in the first quintile relative to the management fees paid by other funds in its Strategic Insight peer group for the comparable period. The Trustees considered that the expense ratio (based on managed assets) of the Trust's common shares for the most recent fiscal year was in the second quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM's costs in providing services to the Trust and APAM's and APIAM's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM's and APIAM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Trust and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Trust and considered that, under the investment management agreement with the Trust, APAM performs additional services for the Trust that it does not provide to those other clients or services that are broader in scope, including oversight of the Trust's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Trust is subject. The Trustees also considered the entrepreneurial risks associated with APAM's management of the Trust.

The Trustees concluded that the management fee payable by the Trust to APAM was reasonable in relation to the nature and quality of the services provided by APAM.

                      Pioneer High Income Trust | Semiannual Report | 9/30/18 69

Profitability

The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Trust, including the methodology used by APAM in allocating certain of its costs to the management of the Trust. The Trustees also considered APAM's profit margin in connection with the overall operation of the Trust. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM's profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM's profitability with respect to the management of the Trust was not unreasonable.

Economies of Scale

The Trustees considered the extent to which APAM may realize economies of scale or other efficiencies in managing and supporting the Trust. Since the Trust is a closed-end fund that has not raised additional capital, the Trustees concluded that economies of scale were not a relevant consideration in the renewal of the investment advisory agreement.

Other Benefits

The Trustees considered the other benefits that APAM enjoys from its relationship with the Trust. The Trustees considered the character and amount of fees paid or to be paid by the Trust, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM's businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Trust and to APAM and its affiliates from the use of "soft" commission dollars generated by the Trust to pay for research and brokerage services.

The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi's worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM's relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM's relationships with the Trust, including Amundi's ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi's enhanced global presence that may contribute to an increase in the

70 Pioneer High Income Trust | Semiannual Report | 9/30/18 resources available to APAM. The Trustees considered that APAM and the Trust receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Trust, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Trust were reasonable.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Trust, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

                      Pioneer High Income Trust | Semiannual Report | 9/30/18 71

Trustees, Officers and Service Providers

Trustees                                    Officers
Thomas J. Perna, Chairman                   Lisa M. Jones, President and
David R. Bock                                  Chief Executive Officer
Benjamin M. Friedman                        Mark E. Bradley, Treasurer and
Margaret B.W. Graham                           Chief Financial Officer
Lisa M. Jones                               Christopher J. Kelley, Secretary and
Lorraine H. Monchak                            Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
American Stock Transfer & Trust Company

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

72 Pioneer High Income Trust | Semiannual Report | 9/30/18

                          This page is for your notes.

                      Pioneer High Income Trust | Semiannual Report | 9/30/18 73

                          This page is for your notes.

74 Pioneer High Income Trust | Semiannual Report | 9/30/18

                          This page is for your notes.

                      Pioneer High Income Trust | Semiannual Report | 9/30/18 75

                          This page is for your notes.

76 Pioneer High Income Trust | Semiannual Report | 9/30/18

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:
--------------------------------------------------------------------------------
Account Information                                      1-800-710-0935

Or write to AST:
--------------------------------------------------------------------------------
For                                                      Write to

General inquiries, lost dividend checks,                 American Stock
change of address, lost stock certificates,              Transfer & Trust
stock transfer                                           Operations Center
                                                         6201 15th Ave.
                                                         Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)                        American Stock
                                                         Transfer & Trust
                                                         Wall Street Station
                                                         P.O. Box 922
                                                         New York, NY 10269-0560

Website www.amstock.com

For additional information, please contact your investment advisor or visit our web site www.amundipioneer.com.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov.

[LOGO]  Amundi Pioneer
        ==============
      ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com


Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2018 Amundi Pioneer Asset Management 19432-12-1118

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

N/A


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer High Income Trust


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date November 29, 2018


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date November 29, 2018


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date November 29, 2018

* Print the name and title of each signing officer under his or her signature.